UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12
Flagstar Bank, National Association
(Name of Registrant as specified in its Charter)
Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

2026
Proxy Statement and
Notice of Annual Meeting
of Shareholders
MEETING DATE
June 9, 2026

Letter to Our Shareholders
Joseph M. Otting
Executive Chairman, President and Chief Executive Officer

Dear Shareholders,
In 2025, Flagstar Bank achieved important milestones and
reached a pivotal turning point in its journey toward becoming one of the country’s leading regional banks. After navigating two challenging years, I am proud to report that the Bank returned to profitability during the fourth quarter of 2025 and is well-
positioned for 2026. This achievement reflects the disciplined execution of our strategic plan, the resilience of our franchise and the unwavering commitment of our teammates to serve our
customers and communities.
Our profitability was driven by deliberate and decisive
actions. We strengthened the balance sheet, enhanced our credit quality, reduced operating expenses, and sharpened our focus on core relationship banking. We made meaningful progress in
reducing our exposure to multi-family and commercial real estate loans, lowering concentrations, and proactively managing risks in an ever-evolving market. At the same time, we grew in
commercial and industrial ("C&I") lending, supporting businesses across our branch footprint and nationally through more than a dozen industry specializations, while delivering capital solutions tailored to our borrowers’ specific needs.
During 2025, we reduced commercial real estate loans,
including multi-family, by $7.6 billion or 17% compared to 2024.
The main cause of this decline was $5.5 billion in commercial real estate par payoffs, up $2 billion compared with the prior year.
Importantly, we improved the quality of our loan portfolio with nearly 50% of the 2025 par payoffs coming from loans classified as “Substandard”. During 2025, we actively managed the loan
portfolio reducing total criticized and classified loans by $2.8 billion to $12.1 billion while the commercial real estate
concentration ratio dropped to 381% at the end of 2025 compared with 443% at the end of 2024.
While improving the quality of our loan portfolio, we also
invested significantly in our commercial and corporate regional banking business. Over the past 18 months, we have hired more than 300 professionals, primarily seasoned mid-career bankers with extensive industry knowledge and proven track records of successfully building strong client relationships. Our new
teammates are already producing tangible results as C&I
commitments and originations increased meaningfully
throughout the year. Loan commitments totaled $8.3 billion with
$5.8 billion in new loan originations last year driven by new client acquisition across our middle-market business and specialized lending verticals, as well as by strengthening existing
relationships, across our franchise. Importantly, the team
achieved this growth while maintaining disciplined underwriting standards and strong credit metrics.
The decline in commercial real estate loans and growth in
C&I is a critical component of our strategy to have a more
balanced, more diversified loan portfolio split one-third each among C&I, commercial real estate, and consumer loans.
We grew select consumer, mostly residential, and small
business loans, further rebalancing our loan portfolio. This diversification enhances the durability of our net interest income and supports more consistent performance, which over time is expected to result in an improved stock price valuation.
In private banking and wealth management, we enhanced
our ability to meet the growing demand for holistic financial advice among high-net-worth individuals and business owners.
During the year, we named a new leader for this business from a top-tier financial institution with extensive experience in global private banking, wealth management, and financial distribution.
We recruited experienced private bankers and wealth advisors in key markets and enhanced our products and financial solutions, including family advisory services, trust, insurance, and estate and succession planning. Additionally, to better serve these clients, we opened private banking offices in key markets such as
New York City and Palm Beach. Later this year we will open a third office in San Francisco. These three new offices supplement our already established private client locations.
These investments strengthen our ability to serve clients
across the full spectrum of their financial lives. Over time, we expect private banking and wealth management to represent an increasingly important source of stable low-cost deposits, fee-
based revenue and deeper client relationships.
Becoming a leading regional bank also requires a sustained
commitment and investment in technology and operations to lay a solid foundation for our long-term strategic goals, greater
efficiencies, and an even greater ability to serve our customers and communities. A key component of this is our Flagstar S2
Platform – Simple, Sophisticated – the multi-year technology transformation rolled out to our teammates in mid-2025. The S2 principles are clear: People Focused, Process Engineered, Data
Enabled, Technology Driven, and Risk and Control Managed.
Technology alone is not enough. Relationships remain
critical to building and maintaining industry-leading capabilities.
Last year we partnered with two external technology leaders to support our transformation. That is why in mid-December our
Chief Information and Operations Officer and I traveled overseas to spend time with these partners. These were not just courtesy visits. The visits were about education, partnership, and culture.
What stood out across each visit wasn’t just their technological capabilities, it was how the work gets done - partners who act like teammates and share accountability - an extension of Flagstar’s strategy, culture, and values.
Turning around Flagstar and leading it to profitability also required strong expense discipline, which played a critical role in our success in 2025. Last year, we undertook cost reduction
initiatives across the organization, reducing operating expenses across the board including compensation, data and IT, occupancy, vendor-related, FDIC expenses, and professional fees. We also simplified our corporate structure and streamlined our regulatory oversight through the elimination of our holding company –
which reduced overhead while maintaining strong safety and
soundness, allowing the executive leadership team to focus more on the core business of banking.
These actions reduced our operating expenses by nearly
$700 million compared to the prior year, while preserving our ability to invest in areas that drive growth and revenues. As a result, we improved operating leverage and are on the path to reducing the efficiency ratio that is more in line with our regional bank peers.
We also enhanced our capital and liquidity positions this
past year. We ended the year with a Common Equity Tier One
capital ratio of 12.83%, well above our regional bank peers and regulatory minimums. We also ended the year with robust
liquidity of more than $27 billion, supported by our diversified funding capacity and high-quality liquid assets.
The stock market recognized our progress and performance
last year. In 2025, our stock price increased 35%, a strong
affirmation of the steps we have taken to strengthen our balance sheet, improve earnings, and position the Bank for long-term value creation. While we remain focused on sustainable long-term performance rather than short-term market movements, we are
pleased that our efforts also are improving shareholder returns.
Progress like this reflects a strong and highly engaged
executive leadership team and Board of Directors. This team
brings deep industry experience and a shared commitment to
building a better Bank, capable of leading its peers in providing value and service to clients, communities and shareholders. But leadership takes work too, and in 2025, we engaged the
organizational effectiveness firm, Good Leadership, to hone our craft and strengthen the alignment, commitment, and
accountability of my direct reports. The work included one-on-
one executive coaching, three leadership alignment retreats
during the year and one mission activation retreat focusing on the alignment, commitment, and accountability of those leaders who report to my directs. Just as important, our executive leadership team shares a culture of collaboration – ensuring we make
decisions in the best interests of our shareholders, customers, and teammates.
In last year’s letter, I discussed how our Strategic Plan
provides a roadmap for where we want to take Flagstar. This year,
I say with confidence that our Strategic Plan has become the backbone of how we operate. Our Strategic Plan is clear and
consistent, and supported by three pillars: transform Flagstar into a top-tier performing regional bank, create a customer-centric culture that prioritizes valuable relationships, and foster an effective risk management mindset that supports safe and sound operations.
While all three pillars play critical parts in our success, our priority in 2026 is to enhance our customer-centric culture and create valuable client relationships. Our aim is straightforward:
we will deliver exceptional service, deepen our relationships with both internal and external stakeholders, and prioritize profitable, lasting customer relationships across our businesses. To this end, we have strengthened our relationship depth through the
deployment of a small business coverage model across all retail branches, expanded commercial and private banking into targeted growth markets, and focused on multi-product client
relationships.
The early results from these actions are encouraging. In
2025, we received external validation that our customer-centric strategy is resonating, receiving recognition from Crisil Coalition
Greenwich as a leader in Customer Service for Small Business
Banking. In addition, we were recently informed that Flagstar
Bank has been recognized as Best Bank – Customer Service for
Middle Market Banking in the U.S., reinforcing strong customer satisfaction and advocacy among middle market clients.
Central to the Strategic Plan is a commitment to our
corporate values, which we rolled out in mid-2025, called – STAR
Values – Service, Teamwork, Achievement, and Respect. These
values are not aspirational statements. They guide us and reflect who we are, how we work together and what drives our success.
These values reflect what we do every day – the behaviors that drive our success, support our transformation and strengthen relationships. Leadership at every level of the organization reinforces these values.
If 2025 was about establishing a firm foundation, 2026 will
be about growth and sustainable profitability – moving from
defense to offense. This year we will continue to reduce our risk in the commercial real estate portfolio, while returning to
disciplined growth in select markets. We will pursue high quality
C&I loan growth and deepen client relationships. In the private bank we deliver a white glove, relationship first customer
experience. In our consumer business, we will advance our
customer engagement model and small business strategy to better serve the entirety of our communities. We look forward to the year ahead.
On behalf of our Board of Directors and Executive
Leadership team, I thank our teammates for their extraordinary dedication. Whether serving in a frontline role or in a support function, each teammate plays a key role in our success. I would also express my deep appreciation to our customers for their loyalty and trust in calling us their Bank. Finally, I am grateful to you – our shareholders – for your continued support and
confidence. We believe Flagstar Bank is stronger, more focused, and better positioned than at any time in recent years.
Sincerely,
Executive Chairman, President and
Chief Executive Officer

Meeting Notice
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
OF FLAGSTAR BANK, NATIONAL ASSOCIATION

DATE AND TIME:	June 9, 2026, at 10:00 a.m., Eastern Daylight Time.

PLACE:
The 2026 Annual Meeting of Shareholders of Flagstar Bank, N.A. (the "Bank," the “Company,” and/or "Flagstar")
will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/
FLG2026.

ITEMS OF BUSINESS:	1) Election of eight directors to one-year terms;
2) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Bank for the fiscal year ending December 31, 2026;
3) Approval, on a non-binding advisory basis, of the Bank’s named executive officer compensation;
4) Approval of an Amendment to the Flagstar Bank, N.A., 2020 Omnibus Incentive Plan; and
5) Such other matters as may properly come before the Annual Meeting or any adjournments thereof, including whether to adjourn the Annual Meeting.

WHO CAN VOTE:	You are entitled to vote if you were a shareholder of record at the close of business on April 10, 2026 (the "record date").

VOTING:
We urge you to participate in the meeting, either by attending and voting during the meeting or by voting as promptly as possible by telephone, through the Internet, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank, or other nominee). Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting. Your vote is important, and we urge you to exercise your right to cast it.

MEETING ADMISSION:
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/FLG2026, you must enter the control number found on the proxy card or voting instruction form you received. You may vote during the Annual
Meeting by following the instructions available on the meeting website during the Annual Meeting.

2025 ANNUAL REPORT:	A copy of our 2025 Annual Report to Shareholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, accompanies this Notice and Proxy Statement.

DATE OF DISTRIBUTION:	This Notice, the Proxy Statement, and the proxy card are first being made available or mailed to shareholders on or about April 30, 2026.

By Order of the Board of Directors,

Bao Nguyen
Senior Executive Vice President, General Counsel and Chief of Staff
Hicksville, New York
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2026
The Bank’s Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report to Shareholders
are available, free of charge, at www.proxyvote.com.

2	PROXY STATEMENT SUMMARY
5	SHAREHOLDER OUTREACH AND RECENT INITIATIVES
5	CORPORATE RESPONSIBILITY
7	CORPORATE GOVERNANCE
	7	Director Independence
	7	Board Leadership Structure
	8	Board’s Role in Risk Oversight
	10	Other Governance Practices
	12	Board Committees
	15	Director Attendance at Annual Meetings
	15	Communication With The Board of Directors
	16	Procedures For Shareholders To Recommend Directors
	17	Information with Respect to Nominees, Continuing Directors, and Executive Officers
18	EXECUTIVE COMPENSATION AND RELATED INFORMATION
	18	Compensation Discussion and Analysis
	27	Compensation Committee Report
	28	Executive Compensation Tables
	33	Pay versus Performance
36	PROPOSAL 1: ELECTION OF DIRECTORS
	36	Director Qualifications and Business Experience
	46	Executive Officers Who are Not Directors and Their Business Experience
	48	Director Succession
	48	Director Compensation
	50	Transactions with Certain Related Persons
	51	Section 16(a) Beneficial Ownership Reporting Compliance
52	PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
54	PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF COMPENSATION OF THE BANK’S NAMED EXECUTIVE OFFICERS
55	PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE FLAGSTAR BANK, N.A., OMNIBUS INCENTIVE PLAN
63	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES
	66	Benefit Plan Voting
	67	Security Ownership of Certain Beneficial Owners
	68	Additional Information

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proxy Statement Summary
This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding the 2025 performance of Flagstar Bank, N.A. (the “Company” or the "Bank"), please review our 2025 Annual Report on Form
10-K, which accompanies this proxy statement and can be found here: ir.flagstar.com.
VOTING MATTERS

PROPOSAL	RECOMMENDATION OF THE BOARD:
Proposal 1 Election of eight directors to one-year terms.	FOR ALL
Proposal 2 Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026.	FOR
Proposal 3 Approval, on a non-binding advisory basis, of the Bank’s Named Executive Officer compensation.	FOR
Proposal 4 Approval of an Amendment to the Flagstar Bank, N.A., 2020 Omnibus Incentive Plan	FOR
HIGHLIGHTS
COMPANY PROFILE
Flagstar Bank, N.A. is one of the largest regional banks in the country and is headquartered in Hicksville, New York. At December 31,
2025, the Bank had $87.5 billion of assets, $61.0 billion of loans, deposits of $66.0 billion, and total shareholders' equity of $8.1 billion.
Flagstar Bank, N.A. operates approximately 340 locations across nine states, with strong footholds in the greater New York/New Jersey metropolitan region and in the upper Midwest, along with a significant presence in fast-growing markets in Florida and the West Coast.
INTERNAL CORPORATE REORGANIZATION
Effective October 17, 2025, the Bank became the successor reporting company to Flagstar Financial, Inc. ("Flagstar Financial"), the
former holding company for the Bank, pursuant to an internal corporate reorganization to eliminate the Bank’s holding company structure (the “Reorganization”). In connection with the completion of the Reorganization, Flagstar Financial was merged with and into the Bank (the “Merger”), with the Bank continuing as the surviving entity.
At the effective time of the Merger, the outstanding shares of Flagstar Financial’s Common Stock and Series A preferred stock were cancelled and automatically converted into an equivalent number of shares of the Bank’s Common Stock and Series A preferred stock.
Flagstar Financial’s Series B and Series D preferred stock were also converted into Common Stock of the Bank, except that such conversion was instead into non-voting equity securities that are substantially identical to the Series B and Series D preferred stock to the extent that ownership of the additional Common Stock would otherwise be prohibited by law or require approval by a government entity. As a result, the shares of capital stock of the Bank are now owned directly by shareholders in the same proportion as their ownership of Flagstar Financial capital stock immediately prior to the Merger. Further, each warrant to purchase either Series D preferred stock or Common Stock of Flagstar Financial was converted automatically into a warrant to purchase shares of the Bank’s
Common Stock or, as applicable, the Bank’s Series D preferred stock. In addition, each of Flagstar Financial's outstanding warrants to purchase shares of Flagstar Financial Common Stock forming a part of a unit of Flagstar Financial's outstanding Bifurcated Option Note
Unit SecuritiESSM (the “BONUSES Units”) was converted automatically into a warrant to purchase Bank Common Stock upon the same terms applicable to the outstanding warrants immediately prior to the Reorganization. Immediately following the Merger, the Bank had substantially the same outstanding capital stock with substantially the same rights and privileges as the outstanding capital stock of
Flagstar Financial immediately prior to the Merger. Immediately after the Merger, the Bank had substantially the same consolidated assets, liabilities and shareholders’ equity as Flagstar Financial immediately prior to the Merger. The Bank assumed Flagstar Financial's debt obligations, equity incentive plans, equity compensation plans, and other compensation plans as a result of the Merger.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
2025 PERFORMANCE
For full-year 2025, the Bank's net loss significantly improved and returned to profitability in the fourth quarter. For the year ended
December 31, 2025, the Bank reported a net loss of $177 million compared to a net loss of $1,118 million for the year ended 2024. Net loss attributable to common shareholders for the year ended 2025 was  $210 million or $0.50 per diluted share compared to a net loss attributable to common shareholders of $1,153 million or $3.49 per diluted share for the year ended 2024. In the fourth quarter of 2025, the Bank reported net income of $29 million compared to a net loss $188 million in the fourth quarter of 2024. Net income attributable to common shareholders was  $21 million, or $0.05 per diluted share compared to a net loss attributable to common shareholders of $196 million, or $0.47 per diluted share in the fourth quarter of 2024.
Both full-year 2025 and 2024 results included the impact of certain actions the Bank took throughout those years, including merger-
related expenses, expenses related to certain strategic initiatives and for 2024, expenses related mainly to the purchase of certain assets and the assumption of certain liabilities of Signature Bridge Bank, N.A.

Common Equity Tier 1 Ratio
11.83%
12.83%
12/31/2024
12/31/2025

Multi-Family (excluding Co-op)
Reduction
$32.0
$27.1
12/31/2024
12/31/2025

Allowance for Credit Losses % of Total Loans
1.76%
1.70%
12/31/2024
12/31/2025

Financial highlights for the year ended December 31, 2025 include:
•The Bank returned to profitability during the fourth quarter of 2025, reporting net income attributable to common shareholders of  $21 million, or $0.05 per diluted share.
•Our CET1 capital ratio improved 100 basis points to 12.83% at December 31, 2025 as a result of balance sheet deleveraging and improving profitability, placing the Bank in the top quartile among our regional bank peers.
•During 2025, we had continued momentum in our C&I lending business as total C&I loan commitments were $8.3 billion, while we funded or originated $5.8 billion in new loans.
•The Bank continued to reduce its commercial real estate exposure as total multi-family and commercial real estate loans declined $7.6 billion or 17% compared to December 31, 2025. In addition, our CRE concentration ratio was 381% at
December 31, 2025.
•Commercial real estate par payoffs totaled $5.5 billion during 2025, including nearly 50% that were classified as "Substandard"
loans.
•Total criticized and classified loans declined $2.8 billion or 19% since December 31, 2024.
•Net charge-offs decreased $541 million or 61% to $351 million or 0.55% of average loans.
•Our provision for credit losses declined $908 million or 83% during 2025 to $184 million.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
•We reduced our operating expenses by $683 million or 26% in 2025.
•Brokered deposits declined $7.8 billion or 77% to $2.4 billion at December 31, 2025 compared to December 31, 2024.
•Insured deposits were 80% of total deposits compared to regional bank peers of 56%
EXECUTIVE COMPENSATION HIGHLIGHTS
•Pay Aligned With Performance: Our executive compensation program is structured to align a substantial portion of total compensation with Bank, business line, and individual performance. This reinforces a direct link between realized pay, long‑term value creation, and sound risk management.
•Balanced Pay Mix: Consistent with regional banking peers, the majority of compensation for the Chief Executive Officer
("CEO") and other Named Executive Officers ("NEOs") is delivered in variable, at‑risk components. Long‑term incentives constitute the largest share of CEO compensation, emphasizing sustained performance and shareholder alignment.
•Long‑Term Incentives Focused on Sustainable Value: Long‑term incentive ("LTI") awards incorporate a mix of performance‑based and time‑based equity designed to support multiyear strategic objectives and retention. The aggregate LTI value granted for the current year is modestly lower compared to the prior year, reflecting the impact of stock option awards granted last year that reduced the need for a comparable level of new equity distribution in the current cycle. This approach supports prudent share utilization while maintaining competitive long‑term incentive opportunities.
•Performance‑Based Annual Incentives: Annual incentive opportunities are tied to achievement against pre‑established financial, operational, and strategic goals. Award determinations reflect actual performance outcomes and reinforce accountability for delivering shareholder value.
•Market‑Competitive Compensation: Target compensation opportunities are benchmarked annually against a carefully selected regional banking peer group to ensure competitiveness, support talent retention, and maintain the integrity of the pay‑for‑performance framework.
•Robust Governance Practices: Key program features include stock ownership guidelines for executives, a clawback policy, prohibitions on hedging and pledging, and double‑trigger change‑in‑control vesting.
GOVERNANCE HIGHLIGHTS
We are committed to maintaining the highest standards of corporate governance. Strong corporate governance practices will help us achieve our strategic goals and maintain the trust and confidence of our shareholders and other constituents. During 2025, we continued to work with our Board to improve our corporate governance framework. Highlights of our current governance standards and policies framework include:
•Our Board of Directors is a well-rounded group of individuals that possess a variety of specialized skills, knowledge and experiences, which enables them to bring unique perspectives to our business.
•In connection with our completion of the Reorganization in October 2025, we declassified our Board structure, which we believe is the proper Board governance structure for the Bank and is also favored by our shareholders. This eliminated the supermajority voting requirements previously included in Flagstar Financial's certificate of incorporation.
•The Board is committed to enhancing the Bank’s corporate governance practices and recognizes that sound corporate governance practices are necessary to maintain the trust and confidence of shareholders and other stakeholders.
•78% of our Board members satisfy New York Stock Exchange ("NYSE") independence standards (“Independent Directors”), and each of the Compensation, Audit, and Nominating and Corporate Governance Committees is comprised wholly of
Independent Directors.
•Our Lead Independent Director has significant governance responsibilities.
•Our Bylaws provide for “proxy access,” allowing eligible shareholders to include their own nominees for director in the Bank’s proxy materials.
•Our Board Risk Assessment Committee meets at least on a quarterly basis and oversees a robust and exacting enterprise risk management program.
COMMUNITY SUPPORT
Service to our customers and the community is an important part of the Bank’s culture. We support the communities we serve through lending, investments, services, and charitable giving, including the Flagstar Foundation, with the following notable highlights:
•Bank employees in 2025 volunteered nearly 6,000 hours of service to over 300 community organizations;
•In 2025, the Bank contributed over $2.5 million through CRA grants, sponsorships, and community grass-roots initiatives;
•The Flagstar Foundation awarded more than $2.9 million in grants during 2025 to 110 community organizations in Michigan,
Indiana, Ohio, Florida, Arizona, New York, New Jersey, Wisconsin and California, aiding citizens in their communities through

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
supporting charitable causes in workplace readiness, arts and culture, financial capability, tax preparation services, and disaster relief funds;
•Between the Flagstar Gift and Flagstar Power-Up programs, the Bank provided $2.5 million in down payment assistance in
2025 to low to moderate-income borrowers.
Shareholder Outreach and Recent Initiatives
Our management and Board value direct and transparent engagement with our shareholders and regularly seek opportunities to obtain feedback in connection with our governance, management compensation, and corporate strategy. We embrace engagement as an important tenet of good governance, and we value the views of our shareholders and other stakeholders. We believe that positive dialogue builds informed relationships that promote transparency and accountability, allowing us to respond more fully to the interests of our shareholders as they adjust to evolving governance and compensation norms in our competitive industry.
Our shareholder outreach program consists of regular management dialogue with the investor community (the “Management Outreach
Program”) and formal outreach by our Independent Directors to institutional shareholders. As part of our Management Outreach
Program, senior members of our management team conduct extensive investor communications, including conferences, non-deal roadshows (“NDRs”) and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings press release is thoroughly reviewed in open investor conference calls with broad participation and significant Q&A by the analyst community. Our senior management regularly makes themselves available for such communications across the United States, focusing on elements of our strategic plans, business results, credit quality, capital, and other topics of interest to shareholders. We believe that management can strengthen its ability to lead the Bank by constructively discussing our business and strategy in such settings.
As part of the Management Outreach Program for 2025, we met with shareholders or prospective shareholders at ten industry conferences, four NDRs and nine separate investor events sponsored by analysts who cover the Bank. In addition, we conducted numerous individual conference calls with institutional investors throughout the year. In total, management met with 211 investors from
132 discrete institutions in 2025.
The Board encourages our shareholders to participate in its outreach program. We typically reach out to invite participation by our top
25 institutional shareholders at each year end and participation levels vary year to year. For 2025, our shareholder outreach consisted mainly of various investor contact opportunities under the Management Outreach Program.
We value shareholder input, and we encourage you to share your opinions with us. You can do so by writing to us at the address on page 15 of this proxy statement. You can also provide feedback on our executive compensation program by contacting us through our
Investor Relations Department (please visit our website https://ir.flagstar.com) or through the other contacts identified on page 15 of this proxy statement.
Corporate Responsibility
The Bank is committed to operating in a responsible and transparent manner. Our corporate responsibility approach has been focused on cultivating and promoting prosperity for our key stakeholders and our community, including minimizing our environmental impact.
Flagstar is committed to fostering a workplace where all employees feel valued and supported. We believe that a variety of perspectives, experiences, and skills contributes to stronger teams and better business outcomes. By cultivating an environment of trust and respect, we empower our employees to contribute meaningfully to reach their full potential.
We believe in the importance of corporate philanthropy and giving back to the communities in which we operate. We support the communities we serve through lending, investments, services and charitable giving, including through the Flagstar Foundation. The
Flagstar Foundation provides grants to nonprofit organizations and supports charitable causes that align with our corporate philanthropy priorities of arts and culture, workforce readiness, and financial capability within the communities we serve. Since its creation in 2017, the Flagstar Foundation has awarded more than $19.7 million in grants to community organizations. Our leadership and Board of
Directors oversee and advance our corporate responsibility strategy and initiatives.
We believe our teammates are among our most significant resources and our teammates are critical to our continued success. We focus significant attention on attracting and retaining talented and experienced individuals to manage and support our operations. We pay our teammates competitively and offer a broad range of benefits, which we believe are competitive with our industry peers and with other firms in the locations in which we do business. Our teammates receive salaries that are subject to annual review and periodic benchmarking. Our benefits program includes a 401(k) plan with an employer matching contribution, healthcare and other insurance

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
benefits, flexible spending accounts, and paid time off. Some of our teammates are also eligible to participate in the Bank’s equity award programs.
Our management teams and all of our teammates are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our teammates must adhere to a code of conduct that sets standards for appropriate behavior and are required to complete annual training that focuses on preventing, identifying, reporting and stopping any type of unlawful discrimination. Additionally, the Bank maintains an Ethics Report and Whistleblower Complaint ("ERWC") Policy that encourages all teammates to bring forward complaints or concerns about our business practices, including human resources, regulatory compliance, and financial reporting or audit-related matters.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
Corporate Governance
Our Board, as the steward of shareholder interests, is committed to maximizing long-term shareholder value creation and maintaining sound corporate governance principles consistent with current rules and best practices. Under the leadership of the Nominating and
Corporate Governance Committee, significant efforts and resources are concentrated on ensuring that our overall corporate governance practices serve the best interests of the Bank, its shareholders, and its various other constituencies. The Board is focused on the changing needs for financial institutions in the current operating and regulatory environment, and has taken and continues to take into consideration the governance policies and practices of our peers.
Certain governance policies and practices in effect or effectuated during 2025 included:
•Majority of our Board is comprised of Independent Directors;
•Declassified our Board of Directors;
•Elimination of supermajority voting requirement;
•Majority voting for Director Nominees;
•Proxy access for shareholders;
•Lead Independent Director to promote independent Board oversight;
•Annual Board and Committee performance evaluations;
•Compensation Recoupment Policies that contain clawback provisions for Executive Compensation Programs;
•Board member and executive minimum share ownership requirements;
•Anti-Pledging and Anti-Hedging Policy;
•No poison pill;
•Code of Professional Conduct for Directors, Officers, and Employees;
•Code of Business Ethics for Senior Financial Officers;
•Anti-Harassment and Anti-Retaliation Policies;
•Employee Whistleblower Policy; and
•Statement of Vendor Principles.
The Board-adopted Corporate Governance Guidelines are available on the Corporate Governance pages of the Investor Relations portion of our website, ir.flagstar.com, and are available in print to any shareholder who requests a copy. These guidelines address, among other matters, the qualifications and responsibilities of directors; functions of the Board and Board committees; director compensation, training, and performance evaluations; and management performance evaluations and succession.
DIRECTOR INDEPENDENCE
The Board has determined that seven of our continuing eight directors are “independent” within the meaning of the rules of the NYSE:
Milton Berlinski,  Alan Frank, Marshall Lux, Eli H. Miller, Steven T. Mnuchin, Allen C. Puwalski, and Jennifer R. Whip. Additionally, the
Board has determined that each of the members of the Audit, Nominating and Corporate Governance, and Compensation Committees
is independent in accordance with NYSE rules and, in the case of the members of the Audit Committee, the rules of the U.S. Securities and Exchange Commission (the "SEC"). In determining the independence of its members, the Board broadly considers all facts and circumstances it deems to be relevant and does not limit such review to a specific set of categorical independence standards. Such determinations are made not only from the standpoint of the director, but also from that of persons or organizations with whom or which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.
In arriving at its conclusions with respect to the directors named above, the Board determined that the directors had no material relationships (as such term is defined under NYSE rules) with the Bank. In making such a determination, the Board considered certain data migration and management services provided to the Bank by Mphasis, a software and technology solutions company for which
Mr. Lux serves as a director.
BOARD LEADERSHIP STRUCTURE
The Bank does not have a formal policy with respect to the separation or combination of the offices of Chairman of the Board and Chief
Executive Officer. Rather, the Board has the discretion to combine or separate these roles as it deems appropriate from time to time, which provides the Board with the necessary flexibility to adjust to changed circumstances. On June 3, 2024, the Board named
President and Chief Executive Officer, Joseph M. Otting, to the additional role of Executive Chairman of the Board of Directors of the
Bank, effective as of June 5, 2024. The Board determined that Mr. Otting’s additional appointment as Executive Chairman would better facilitate his ability, alongside the senior executive leadership team, to continue to improve all aspects of the Bank’s operations and execute on its strategic initiatives.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
In the position of Lead Independent Director, Secretary Mnuchin helps to identify strategic priorities to be discussed by the Board, oversees the Board’s functioning, and ensures that the Board fulfills its stewardship role. The Lead Independent Director presides at all
Board meetings at which the Chairman is not present and presides over periodic executive sessions of the Board in which management directors and other members of management do not participate. Additionally, the Lead Independent Director is available for consultation and communication with shareholders as part of the Board’s shareholder outreach program. As a result, the Lead Independent Director provides a source of Board leadership complementary to, collaborative with, and independent of the leadership of the Chairman,
President and Chief Executive Officer, which promotes best practices and high standards of corporate governance.
The President and Chief Executive Officer plays a central role in establishing and communicating the Bank’s goals and strategies while also carrying out many critical leadership functions in our day-to-day operations. In this role, Mr. Otting is expected to meet and confer with Secretary Mnuchin and other members of the Board, whose expertise and counsel provide for a sound and effective governance framework. As Executive Chairman of the Board, Mr. Otting presides at all Board meetings, having no greater nor lesser vote on matters considered by the Board than any other director and sharing the fiduciary obligations of all our directors to serve the best interests of our shareholders.
Some of the respective duties and responsibilities of the Chairman and Lead Independent Director include:

Chairman of the Board:	•Calls Board and shareholder meetings •Presides at Board and shareholder meetings •Approves Board meeting schedules, agendas, and materials, subject to the approval of the Lead Independent Director
Lead Independent Director:
•Presides at Board meetings in the Chairman’s absence or when otherwise appropriate
•Acts as a liaison between Independent Directors and the President and Chief Executive
Officer
•Presides over executive sessions of Independent Directors
•Engages and consults with major shareholders and other constituencies, where appropriate
•Provides advice and guidance to the President and Chief Executive Officer on executing long-term strategy
•Guides the annual performance review of the President and Chief Executive Officer
•Advises the President and Chief Executive Officer of the Board’s information needs
•Has the authority to call a Board meeting or a meeting of Independent Directors
•Guides the self-assessments of the Board and Board Committees
•Approves agendas and adds agenda items for Board meetings and meetings of Independent
Directors

Committee Chairs – Except for the Chair of the Executive Committee, the Bank’s Board Committee chairpersons are independent and are appointed annually by the Board. They approve agendas and materials for their respective committee meetings and serve as the liaisons between committee members and the Board and between committee members and senior management.
BOARD’S ROLE IN RISK OVERSIGHT
Risk Governance – Management of risk is important to the success of our operations and business strategies and our Board devotes significant attention to the oversight of risks inherent in our banking business, including, but not limited to, credit, interest rate, liquidity, price, operational, strategic, compliance (including Bank Secrecy Act and Anti-Money Laundering ("BSA/AML")) and reputational risks.
The Board reviews key risks associated with the Bank’s strategic plan annually and regularly throughout the year as part of its consideration of the strategic direction of the Bank as well as regularly reviewing various risk management processes, reporting and reviewing risks associated with specific business units and corporate functions.
While the Board as a whole is responsible for risk management oversight, management is responsible for the day-to-day management of the risks faced by the Bank. As part of our risk oversight processes, our Chief Risk Officer reports to the Board’s Risk Assessment
Committee; the Chairman of the Risk Assessment Committee meets regularly with management to discuss the risks facing the Bank and strategies to address these risks; and senior members of management attend Board meetings and are available to address questions or concerns raised by the Board and the Risk Assessment Committee on risk management and other matters.
In carrying out its responsibilities in this area, the Board has delegated important duties to its committees. The Board administers its risk oversight function primarily through the Risk Assessment Committee of the Board (the “Risk Committee”). The Chairman of the Risk
Committee is independent and has the requisite risk experience for such position.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
The Risk Committee has responsibility to oversee the Bank’s enterprise risk management program and to ensure that risk is appropriately identified, measured, mitigated, monitored, and reported within approved governance structures. The Risk Committee meets approximately twice per quarter and receives reports from management, including the Chief Risk Officer, Chief Compliance
Officer, Chief Information Security Officer (our “CISO”), Director of Internal Credit Review, Treasurer, and other executives, regarding a variety of risk topics, including with respect to the status of risk exposures and controls within the core risk areas (credit, liquidity, interest rate, price, strategic, compliance, and operational risk). Among its duties, the Risk Committee reviews with management Bank policies regarding risk assessment and management of risks that may be material to the Bank, the Bank’s system of disclosure controls and system of internal controls over financial reporting, the Bank’s governance structure and processes, related person transactions, certain compliance issues and Board and committee structures, and the Bank’s compliance with legal and regulatory requirements.
The Risk Committee and the Board of Directors maintain a Board approved Risk Appetite Policy that identifies acceptable risk levels in respect of the core risk areas within their combined risk appetite and require the Chief Risk Officer and other members of management, as applicable, to report regularly regarding compliance with such risk appetite levels (also monitored as “Key Risk Indicators”), any breaches of such levels, and remediation of same. The Risk Committee requires that management, principally the Chief Risk Officer, promptly report to the Risk Committee on emerging material risks, control weaknesses, and risk limit breaches, which generally are all discussed at each meeting of the Risk Committee with in-depth discussion of material items as they develop. For example, as limit breaches occur or are threatened, the Risk Committee requires that management provide greater depth and detail as to the nature, scope, and implications of such breaches or threatened breaches and proposed remediation plans.
Additionally, the Risk Committee chairperson and members often confer separately with the Chief Risk Officer to discuss supervision of risk issues and controls, and the Risk Committee chairperson and Chief Risk Officer regularly report to the whole Board on material risk issues as necessary or appropriate.
In addition to the Risk Committee, the Board’s other Committees, including the Technology and Operations Committee and Audit
Committee, have other important risk oversight functions involving, among other things, ensuring the Bank’s operations are maintained in accordance with the Board approved Risk Appetite Statement.
Information Security Risk – Our management devotes significant time and attention to protecting the information we maintain, including our customers’ sensitive information, and the Board of Directors requires regular reporting regarding our information security controls. Information security breaches and other cybersecurity events can lead to significant financial losses and reputational harm to a breached company, and information security, including cybersecurity, is a high priority for our Bank.
The Risk Committee and Technology and Operations Committee are actively involved in oversight of the Bank’s cybersecurity risks, remaining actively engaged in overseeing the Bank’s processes for identifying, assessing, monitoring, and managing cybersecurity risk.
Accordingly, we continue to develop policies and utilize technology to protect our information and that of our customers from cyberattacks or other corruption or loss. Our CISO is responsible for developing, implementing, and maintaining an effective information security program, which includes a multitude of techniques to secure our operations and proprietary information, such as the performance of risk assessments for the purpose of identifying and documenting risks and mitigating controls, network monitoring, access controls, and utilization of dedicated security personnel and consultation with third-party experts when necessary. The CISO provides regular and operational reports to the Risk Committee and the Technology and Operations Committee.
The information security program is subject to independent testing and relies upon industry standards, such as the Federal Financial
Institutions Examination Council’s cybersecurity assessment framework, to gauge the program’s maturity level, and other evolving standards. The Board, directly and through the Risk and Technology and Operations Committees, actively oversees management’s efforts to maintain and enhance our cybersecurity practices, reviewing and approving information security policies and programs, including those relating to cybersecurity, security risk assessment, security strategies, disaster recovery, business continuity, and incident response plans. The CISO conducts training and awareness programs for the Board to ensure that the Board remains aware and informed of information security incidents and response plans.
Other Board Risk Management Functions – The Audit Committee serves a key role in managing our risk through oversight of the external and internal audit functions, which test the adequacy of internal controls and the financial reporting process. The Audit
Committee oversees risks related to the Bank’s financial statements, the financial reporting process, other financial matters, certain compliance issues, and accounting and legal matters.
The Compensation Committee has responsibility for overseeing certain risks in the Bank’s incentive compensation practices and has authority to conduct annual reviews of such compensation arrangements and practices to ensure that they do not encourage inappropriate risk-taking. The Compensation Committee receives regular reports concerning the Bank’s incentive compensation programs and has concluded that the Bank’s current compensation arrangements do not encourage inappropriate risk taking.
The Nominating and Corporate Governance Committee oversees succession planning for possible successors to the position of Chief
Executive Officer and planning for other key senior management positions.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
In performing their respective risk oversight functions, the Risk Assessment, Technology and Operations, Audit, Compensation, and
Nominating and Corporate Governance Committees of the Board each have full access to management in the Enterprise Risk
Management, Information Security, and Internal Audit areas and in other first and second line functions within the Bank, as well as the ability to engage advisors. Each committee reports to the full Board and works with all members of the Board to fulfill its risk oversight objectives. Key members of management maintain regular dialogue with members of our Board and regular reporting to the Board
Committees, as well as the whole Board, regarding various operational, lending, financial, and other issues and actions.
The Board reviews and approves, on an annual basis, significant policies that address risk within our consolidated organization, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputational risk. The Board monitors risk through, among other things, reports frequently received from management.
OTHER GOVERNANCE PRACTICES
Majority Voting in Director Elections – The Bank's amended and restated Bylaws require that nominees for director in uncontested elections receive a majority of the votes cast in respect of their election as directors. If an election is uncontested, each of our director nominees has agreed to tender his or her irrevocable contingent resignation if he or she is not elected by a majority of votes cast by shareholders. The Nominating and Corporate Governance Committee will promptly consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. Our Board is expected to act on the Nominating and Corporate Governance
Committee’s recommendation within ninety days of the applicable shareholder meeting and will then publicly disclose its decision.
No Shareholder Rights Plan – We do not have a shareholder rights plan and are not currently considering adopting one.
Corporate Governance Guidelines – Our Corporate Governance Guidelines formalize certain of the Bank’s and the Board of
Directors’ existing governance policies and practices with respect to Board membership; leadership; roles, procedures and practices;
committees; and executive officer evaluations, compensation and succession, and also address the governance policies discussed below. The Corporate Governance Guidelines are available on the Bank’s website (flagstar.com) under Investor Relations.
Board Self-Evaluations – The Board of Directors annually assesses its effectiveness and the effectiveness of its committees. The
Nominating and Corporate Governance Committee coordinates the evaluation of the Board as a whole and its committees.
Proxy Access – Our amended and restated Bylaws permit a shareholder, or a group of up to 20 shareholders, which owns three percent or more of the Common Stock continuously for at least three years, to nominate and include in the Bank’s proxy materials candidates for election as directors. Such shareholder(s) or group(s) of shareholders may nominate up to the greater of two individuals or 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the eligibility, notice, and other requirements specified in the Bylaws.
Code of Professional Conduct – The Bank maintains a Code of Conduct, applicable to all Bank employees, which sets forth requirements relating to ethical conduct, conflicts of interest, and compliance with the law. The Code of Conduct requires that the
Bank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the best interests of the Bank and its shareholders. The Code also applies to the directors of the Bank and is available on the Corporate Governance pages of the Investor Relations portion of our website,
ir.flagstar.com. The Code is available in print, free of charge, to any shareholder who requests a copy.
Securities Trading Policy - The Bank has adopted the Flagstar Bank, N.A. Securities Trading Policy and related procedures governing the purchase, sale, and/or other disposition of its securities by its directors, officers, and employees, that the Bank believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and applicable NYSE listing standards. A copy of the Flagstar Bank, N.A. Securities Trading Policy is filed as Exhibit 19.1 to the Bank’s Annual Report on Form 10-K for the year ended December 31, 2025. In addition, with regard to the Bank’s trading in its own securities, it is the Bank’s policy to comply with federal securities laws and applicable NYSE listing requirements.
Insider Stock Ownership Policy – The Bank maintains an Insider Stock Ownership Policy that is intended to align the interests of senior executives and non-executive directors of the Bank with the interests of the Bank’s shareholders, and to support sound risk management by requiring each of these individuals to attain and maintain a target level of stock ownership. The target level of stock ownership in the Bank that each must attain and maintain differs depending on the applicable officer or director category and is expressed, for the year being measured, as a multiple of annual base salary for executives and as a multiple of annual cash retainer for non-executive directors. For the CEO the multiple is six times base salary, for senior executives (including the NEOs) the multiple is four times base salary, and for non-executive directors the multiple is five times the annual cash retainer exclusive of compensation for committee fees and leadership roles.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
Executive Sessions of the Board – In 2025, the Board met in executive session with our CEO on numerous occasions and, in keeping with the Bank’s Corporate Governance Guidelines, met at least once in executive session where no members of management nor non-independent directors were present.
Board Service and Tenure - As required under the Bank’s Corporate Governance Guidelines, the Nominating and Corporate
Governance Committee has adopted criteria to be used in evaluating candidates for Board membership, under which the Board and the
Nominating and Corporate Governance Committee consider:
•Whether the individual meets the requirements for director independence;
•The individual’s general understanding of the various disciplines relevant to the success of a large publicly traded bank;
•The individual’s understanding of the Bank’s business, markets and strategy;
•The individual’s professional and regulatory expertise and experience;
•The individual’s educational and professional background; and
•Other characteristics of the individual that promote effective decision making and provide different viewpoints and experiences.
The Board has not established specific minimum qualifications for nominees to the Board and evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of members who will best enhance the Bank’s success and represent shareholder interests through the exercise of sound judgment and varied experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Committee considers whether the Board has specific needs for certain skills or attributes at a given time (for example, financial or chief executive officer experience). Other criteria for Board membership are set forth in the Bank’s Corporate Governance Guidelines and Nominating and Corporate Governance Committee
Charter, copies of which are available, free of charge, on the Corporate Governance pages of the Investor Relations portion of our website, ir.flagstar.com and are available in print to any shareholder who requests a copy.
The Board of Directors is comprised of individuals with significant banking, finance, strategic planning, government and regulatory experience, including a former U.S. Secretary of the Treasury and a former U.S. Comptroller of the Currency, and was strategically reconstituted in 2024 to address the challenges of the economic and banking environments. Our Board believes that director tenure, like other governance factors, should be tailored to the Bank’s unique governance needs and challenges. For more information on the qualifications and experience of our directors, see page 36 of this proxy statement.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
BOARD COMMITTEES
The Board conducts its business through periodic meetings and through the activities and recommendations of its committees. In 2025, the Board held 12 meetings, and the various standing committees of the Board (outlined below) met another 42 times, for an aggregate of 54 meetings. All directors of the Board attended at least 75% of the aggregate number of meetings of the Board and committees on which such directors served during their tenure as a director in 2025. Board members are expected to make reasonable efforts to attend all Board meetings and all meetings of the Board committees on which they serve. Absences are excused only for good cause.
The Board has six standing committees as follows: (i) Audit Committee, (ii) Compensation Committee, (iii) Nominating and Corporate
Governance Committee, (iv) Risk Assessment Committee, (v) Technology and Operations Committee and (vi) Executive Committee.
Each committee has a written charter adopted by the Board, which contains detailed lists of the respective committee’s duties and responsibilities. Charters for the Audit, Compensation, Nominating and Corporate Governance and Risk Assessment Committees can
be found on the Investor Relations portion of the Bank’s website at ir.flagstar.com, and are available in hard copy to any shareholder who requests them. Each member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate
Governance Committee has been determined by the Board to be independent for purposes of the NYSE corporate governance listing standards and each member of the Audit Committee has been determined by the Board to be independent within the meaning of regulations of the SEC.
The following table presents the membership of our Board members on the various Board committees as of the Record Date:

DIRECTOR	Audit	Compensation	Nominating & Corporate Governance	Risk Assessment	Technology & Operations	Executive Committee
Milton Berlinski
Alessandro P. DiNello
Alan Frank*
Marshall Lux
Eli H. Miller
Steven T. Mnuchin**
Joseph M. Otting†
Allen C. Puwalski*
Jennifer R. Whip
Meetings Held in 2025	17	6	4	10	5	—

	Chairman of the Committee	Member of the Committee
†	Chairman of the Board of Directors
**	Independent Lead Director
*	Designated as Audit Committee Financial Expert

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
A description of the nature and purpose of each of the Board committees follows. References below to the number of committee meetings are to meetings of the Board Committees during 2025.

Audit Committee
Members: Alan Frank (Chair) Allen C. Puwalski Jennifer R. Whip Meetings held in 2025: 17
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities, including with respect to the review and, as applicable, approval of (1) the integrity of the Bank’s financial statements; (2) the Bank’s compliance with applicable legal and regulatory requirements;
(3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Bank’s internal audit function and independent auditors; (5) the system of internal controls relating to financial reporting, accounting, legal compliance, and ethics established by management and the Board; and (6) the Bank’s internal and external auditing processes.
This Committee meets with the Bank’s internal auditors to review the performance of the internal audit function, review the scope of their work and to provide oversight of the function.
The Board of Directors has determined that Mr. Frank and Mr. Puwalski are “audit committee financial experts” under the rules of the SEC.

Compensation Committee
Members: Milton Berlinski (Chair) Marshall Lux Steven T. Mnuchin Allen C. Puwalski Meetings held in 2025: 6
The Compensation Committee meets to establish compensation for the CEO and approves the compensation of designated executive officers. In the fulfillment of its charter, the Committee oversees the Bank’s compensation programs, practices and policies that are designed to assure good governance and to maintain competitiveness with the markets in which we compete for talent.
The Compensation Committee pays particular attention to variable pay programs in which the participant has the ability to directly affect payout, assuring that the Bank implements proper controls and risk mitigation. (See Compensation Discussion and Analysis beginning on page 18 for further information on the Bank’s processes and procedures for the consideration and determination of executive and director compensation.)
The Compensation Committee is committed to effective oversight and governance ensuring that the Bank’s compensation programs appropriately balance risks and rewards that are in the best interests of shareholders and do not encourage undue risk.

Executive Committee
Members: Joseph M. Otting (Chair) Milton Berlinski Alessandro P. DiNello Steven T. Mnuchin Meetings held in 2025: 0
The Executive Committee was granted authority by the Board, during the interval between meetings of the Board, to exercise the powers of the Board to act upon any matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board and which are permitted to be taken by the Committee under applicable laws, the
Articles of Association, or the Bylaws.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION

Nominating and Corporate Governance Committee
Members: Steven T. Mnuchin (Chair) Milton Berlinski Marshall Lux Meetings held in 2025: 4
The Nominating and Corporate Governance Committee is responsible for recommending to the
Board the qualifications for Board membership, identifying, assessing, and recommending qualified director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of the Bank’s corporate governance practices and policies, including an effective process for shareholders to communicate with the Board.
The Nominating and Corporate Governance Committee considers and recommends the nominees for director to stand for election at the Bank’s Annual Meeting of Shareholders. In addition, the
Committee makes recommendations to the Board concerning director independence, Board committee assignments, committee chair positions, designation of Audit Committee financial experts and, the financial literacy of Audit Committee members.
The Committee’s role in, and process for, evaluating and identifying and evaluating prospective director nominees is described above in Board Service and Tenure. See also Procedures for
Shareholders to Recommend Directors.

Risk Assessment Committee
Members: Allen C. Puwalski (Chair) Alan Frank Marshall Lux Jennifer R. Whip Meetings held in 2025: 10
The Risk Assessment Committee assists the Board in fulfilling its responsibilities with respect to oversight of the Bank’s risk management programs, including in connection with, among other things, establishing the risk appetite of the Bank and the policies and procedures used to manage various risks.
The Risk Assessment Committee enhances the Board’s oversight of risk management activities at the Bank through active and frequent engagement.
The Risk Assessment Committee’s role is one of oversight, recognizing that management is responsible for designing, implementing, and maintaining an effective risk management program.
At each regularly scheduled meeting of the Risk Assessment Committee, the Committee receives a report from the Chief Risk Officer with respect to the management of risks, including the implementation of various risk management frameworks and highlights of the Bank’s risk mitigation efforts. The Risk Assessment Committee also regularly receives detailed risk reports from the CISO and the Director of Internal Credit Review.
The Risk Assessment Committee's responsibilities also include oversight of the Bank’s capital, liquidity, and other stress testing activities.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION

Technology and Operations Committee
Members: Marshall Lux (Chair) Alessandro P. DiNello Joseph M. Otting Jennifer R. Whip Meetings held in 2025: 5
The Technology and Operations Committee has been appointed by the Board to assist the Board in fulfilling its responsibilities to oversee provision of the Bank’s information technology resources to ensure the availability, integrity, and confidentiality of Company, customer, and employee information, to oversee cyber security risk and risk management strategies, and to oversee operational services. The Committee’s objectives include oversight with respect to the scope and effectiveness of the Bank’s technology and cyber infrastructure, oversight of technology and operations planning, strategy, and investments, and the development and implementation of policies, procedures, standards, and technical measures to create an environment that minimizes exposure to cyber threats and recovery from adverse events.
The Committee’s role is one of oversight, recognizing that management is responsible for the design, implementation, and maintenance of an effective Cyber Security Management Program
(the “CSMP”). The Bank’s Chief Information and Operations Officer (the “CIOO”) and the CISO
provide overall leadership for the Bank’s CSMP, including with respect to, among other things, selecting, purchasing and operating computer systems or application software and hardware. The
CIOO and CISO jointly, and in consultation with the Committee Chair and the Bank’s Chief Risk
Officer, inform the Committee on matters relevant to the Committee’s purposes including with respect to, among other things, the Bank’s technology operations software development project performance, technical operations performance, significant technology projects, technology architecture matters and significant technology investments, and cyber-security related developments.
The Committee also reviews and approves related policies or recommends such policies for approval by the Board when applicable.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
The Board of Directors expects all directors to attend the Annual Meeting of Shareholders. All of the nine then-serving Board members of Flagstar Financial, Inc., the Bank's former holding company, attended the virtual Annual Meeting of Shareholders of Flagstar
Financial, Inc. held on June 4, 2025.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Shareholders and other interested parties may communicate directly with the Bank by directing correspondence to any of the individuals listed below. Letters addressed to the Lead Independent Director will be opened by the Bank’s Corporate Secretary, who will review them and forward a summary of such correspondence to the Lead Independent Director and, if applicable, the Board. If the
Corporate Secretary determines that an item of correspondence relates to the functions of the Board or its committees, or otherwise requires their attention, the Corporate Secretary will direct the item itself to the Lead Independent Director or other Board members.
Directors may at any time review a log of all correspondence received by the Bank that is addressed to the Lead Independent Director as provided above, and request copies of any correspondence.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
How to contact us:

General Counsel	Flagstar Bank, N.A. 102 Duffy Avenue, Hicksville, NY 11801 Attention: General Counsel
Investor Relations	Flagstar Bank, N.A. 102 Duffy Avenue, Hicksville, NY 11801 Attention: Investor Relations IR@flagstar.com
Board of Directors	Flagstar Bank, N.A. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801
Lead Independent Director	Flagstar Bank, N.A. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801 Attention: Secretary Steven T. Mnuchin, Lead Independent Director
Audit Committee of the Board of Directors	Flagstar Bank, N.A. c/o Office of the Corporate Secretary 102 Duffy Avenue, Hicksville, NY 11801 Attention: Alan Frank, Chair
PROCEDURES FOR SHAREHOLDERS TO RECOMMEND DIRECTORS
It is the policy of the Nominating and Corporate Governance Committee to consider director candidates who appear to be qualified to serve on the Board and who are recommended by shareholders. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and if the Nominating and Corporate
Governance Committee does not perceive a need to increase the size of the Board. The Nominating and Corporate Governance
Committee will consider those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the
Corporate Secretary, at the main office of the Bank:
a.the name of the person recommended as a director candidate;
b.all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;
c.the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;
d.the name and address of the shareholder making the recommendation, as they appear on the Bank's books; if the shareholder is not a registered holder of Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Common Stock;
e.a statement disclosing whether such shareholder is acting with, or on behalf of, any other person and, if applicable, the identity of such person; and
f.such other information as the Bank may require in accordance with its established nomination procedures then in effect.
Under the Bank’s amended and restated Bylaws, in order for a director nomination to be properly brought before an annual meeting of shareholders, any shareholder making such a proposal or nomination must give notice to the Bank’s Corporate Secretary. To be timely, a shareholder’s notice must be delivered to the principal executive offices of the Bank not less than 120 nor more than 150 days prior to the first anniversary of the date of the preceding year’s proxy statement; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the shareholder, to be timely, must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information, as set forth in the Bank’s amended and restated Bylaws.
Under the proxy access provisions of our Bylaws, eligible shareholders and/or shareholder groups were permitted to include shareholder-nominated director candidates in our proxy materials for the 2026 annual meeting of shareholders. No such proposals were received. For details about the process to include shareholder-nominated director candidates in our proxy materials, please see
Additional Information – Proxy Access Nominations and refer to Article II, Sections 2.16 and 2.17 of our amended and restated Bylaws.
A copy of the Bylaws of the Bank is available, free of charge, in print to any shareholder who requests a copy.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	MATTERS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITING OF PROXIES	ADDITIONAL INFORMATION
INFORMATION WITH RESPECT TO DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
The following table sets forth, as of the Record Date, the names of our directors and director nominees and our NEOs. The table also sets forth the amount and percentage of Common Stock beneficially owned by each director, by each NEO (as defined in the following section - Executive Compensation and Related Information), and by all directors and executive officers as a group as of the Record
Date.

NAME	SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)(2)(3)	STOCK OPTIONS EXERCISABLE WITHIN 60 DAYS	TOTAL BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Directors and Director Nominees:
Milton Berlinski	23,999	—	23,999	*
Alessandro P. DiNello(4)	1,214,660	1,333,333	2,547,993	*
Alan Frank(4)	44,572	—	44,572	*
Marshall Lux	40,047	—	40,047	*
Eli H. Miller	—	—	—	*
Steven T. Mnuchin(5)	75,013,636	—	75,013,636	18.00%
Joseph M. Otting	291,874	5,000,000	5,291,874	1.26%
Allen C. Puwalski	34,856	—	34,856	*
Jennifer R. Whip	49,377	—	49,377	*
NEOs Who Are Not Directors:				*
Lee M. Smith	901,906	1,000,000	1,901,906	*
Bao Nguyen	164,932	1,000,000	1,164,932	*
Kris Gagnon	44,539	1,000,000	1,044,539	*
George Buchanan	31,970	—	31,970	*
All directors and executive officers as a group (17 persons)			90,545,200	21.42%
*less than 1%
(1)Includes the following shares of Common Stock directly held: Mr. Berlinski – 23,999; Mr. Lux – 40,047; Mr. Mnuchin: – 13,642; Mr. Otting –
41,273; Mr. Puwalski – 34,856; Ms. Whip – 49,377; Mr. Smith – 533,209; Mr. Nguyen – 8,254; Mr. Gagnon – 10,812 and Mr. Buchanan –
31,970.
(2)Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Figures include all of the shares held directly and indirectly by directors and the Bank’s executive officers, as well as the shares underlying stock awards that have been granted to and are currently exercisable or could be exercisable under certain circumstances within 60 days by such directors and executive officers under the Bank’s various stock-based benefit plans.
(3)Includes the following shares of unvested restricted stock awards: Mr. Smith – 48,967; and the following restricted stock units that could be triggered to vest or could vest under certain circumstances within 60 days: Mr. Otting – 250,601; Mr. Smith - 319,730; Mr. Nguyen - 156,678
and Mr. Gagnon – 33,727.
(4)Shares of Common Stock Beneficially Owned includes the following shares that are owned by spouses of the named nominees, continuing directors, and executive officers or are held in individual retirement accounts, trust accounts, custodian accounts, or foundation accounts for which the directors and the executive officers are deemed beneficial owners: Mr. DiNello – 1,214,660 and Mr. Frank – 44,572.
(5)Shares of Common Stock Beneficially Owned includes shares held by Liberty Strategic Capital (CEN) Holdings, LLC, a Delaware limited liability company (the “Liberty Purchaser”). Liberty 77 Capital L.P. (the “Liberty Manager”), a Delaware limited partnership, is the investment manager of the members of the Liberty Purchaser. Liberty 77 Capital Partners L.P. (“Liberty Manager GP”), a Delaware limited partnership, is the general partner of the Liberty Manager. Liberty Capital L.L.C., a Delaware limited liability company, is the general partner of the Liberty
Manager GP. STM Partners LLC, a Delaware limited liability company, indirectly controls the Liberty Manager. Steven T. Mnuchin is the president of STM Partners LLC (see Security Ownership of Certain Beneficial Owners).

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
EXECUTIVE COMPENSATION AND RELATED
INFORMATION
I. COMPENSATION DISCUSSION AND ANALYSIS
A. INTRODUCTION
We are pleased to provide our shareholders with an overview of the compensation programs, decision-making process, and specific compensation decisions for the following executive officers (our “named executive officers” or “NEOs”):

NAMED EXECUTIVE OFFICER	TITLE
Joseph M. Otting	Executive Chairman, President and Chief Executive Officer
Lee M. Smith	Senior Executive Vice President and Chief Financial Officer
Bao Nguyen	Senior Executive Vice President and General Counsel/Chief of Staff
Kris Gagnon	Senior Executive Vice President and Chief Credit Officer
George Buchanan	Executive Vice President and Chief Risk Officer
Compensation Discussion and Analysis Roadmap
The Compensation Discussion and Analysis provides shareholders with important information regarding our executive compensation program, including:
•A summary of key business results and key compensation developments in 2025;
•A discussion of our 2025 say-on-pay advisory vote and our shareholder engagement process;
•An overview of our compensation philosophy;
•A discussion of the governance framework for our executive compensation decisions;
•A review of the process by which the Compensation Committee makes compensation decisions, including an overview of the timeline and the parties involved;
•A description of each element of our executive compensation program and its purpose;
•A discussion of the Compensation Committee’s 2025 incentive compensation decisions and the key factors that influenced those decisions; and
•An overview of other factors that affect our executive compensation program, including risk management and tax considerations.
B. EXECUTIVE SUMMARY
Key 2025 Business Highlights
•Returned to profitability in the fourth quarter of 2025.
•Made impactful investments in the Commercial and Private Banking businesses, including a new leader for Private Banking and Wealth Management, a Chief Investment Officer, and a Head of Capital Markets.
•Meaningfully improved net income over prior year.
•Significantly reduced CRE exposure through par pay-offs and opportunistic loan sales.
•A CET1 capital ratio of 12.83% at December 31, 2025, at or above peer group levels.
•Reduced operating expenses by approximately $683 million.
•Reduced reliance on high-cost funding, including wholesale borrowings and brokered deposits.
•Introduced several new loan products and ancillary services to Commercial and Private Banking clients.
Overview and Key Compensation Developments for 2025
Throughout 2025, the Bank continued to reshape its business mix and invest in capabilities aligned with its long‑term growth strategy.
Key leadership additions—including a new leader for Private Banking and Wealth Management, a Chief Investment Officer, and a Head
of Capital Markets—accelerated the build‑out of the Commercial and Private Banking platforms. The Bank also introduced new loan products and complementary services designed to better meet client needs and deepen relationships across priority client segments.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Balance sheet optimization remained a central focus. The Bank significantly reduced its CRE exposure through par pay‑offs and opportunistic loan sales, improving the overall risk profile. Capital strength continued to be a differentiator, with a CET1 ratio of 12.83%
at December 31, 2025—at or above peer levels—providing flexibility to support targeted growth initiatives and navigate ongoing market volatility. The Bank also lowered its reliance on higher‑cost funding sources, including wholesale borrowings and brokered deposits, further reinforcing the stability of the balance sheet over the long term.
The Bank delivered substantial efficiency improvements, reducing operating expenses by approximately $683 million. These savings reflect disciplined cost management and continued progress on simplification and operational transformation initiatives.
Compensation Decisions Aligned With 2025 Performance
Consistent with the Bank’s pay‑for‑performance philosophy and in recognition of the year’s improved business trajectory, the
Compensation Committee made several key compensation decisions for 2025:
•Base salaries for all NEOs remained unchanged from 2024, reflecting the Committee’s continued emphasis on at‑risk, performance‑based compensation rather than fixed pay;
•The CEO’s annual cash incentive was funded at 150% of target, based on the strong fourth‑quarter return to profitability, improved core operating performance, and successful execution of strategic priorities;
•The broader executive bonus pool was funded at 100% of target, aligning payouts with overall Bank performance and differentiated individual contributions; and
•Consistent with the Bank’s long‑term incentive structure, the CEO received a $3 million equity award granted in March 2025, in recognition of sustained leadership through the turnaround and notable progress on our strategic plan.
These decisions reflect the Committee’s balanced approach to rewarding performance, supporting leadership stability during a period of strategic transformation, and maintaining alignment with shareholder interests.
Our 2025 Say-on-Pay Advisory Vote and Shareholder Engagement
The Bank is pleased that a strong majority of the votes cast in our say-on-pay advisory vote at the 2025 Annual Meeting were in favor of our executive compensation program. As a result of our management restructuring, our executive pay program has undergone a significant transformation to improve the alignment of our management team with the long-term interests of our shareholders and to better reflect industry best practices. The Compensation Committee will continue to work to ensure that our executive incentive compensation program is consistent with our compensation philosophy and the feedback we receive from our shareholders.
Shareholder engagement is a continuous process for our Board and executive management. Our dialogue with shareholders is an important element in the evaluation of our executive compensation program and corporate governance practices. Accountability to the
Bank's shareholders is a cornerstone of sound corporate governance and essential to the attainment of the Bank’s business objectives.
The Compensation Committee considers feedback received from shareholders and carefully reviews assessments from Institutional
Shareholder Services, Glass Lewis, and other external sources. Our 2025 executive pay program reflected the Bank’s continuing efforts to improve the alignment of pay and performance in this transitional year and better aligns with peer and industry practice. For details on our shareholder engagement, please reference the Shareholder Outreach and Recent Initiatives section on page 5.
C. OUR COMPENSATION PHILOSOPHY
Our 2025 executive compensation program aimed to reward our executive management team for successfully implementing our turnaround strategy to fix the issues that led to the Bank’s challenges and grow our business and create long-term shareholder value.
The principles of our compensation philosophy influence the design and administration of our pay programs and pay decisions. Our approach to executive compensation is reflected in the following guiding principles:
•Support our strategic objectives and drive shareholder value creation through the attainment of positive business results;
•Maintain a strong governance framework ensuring that our program does not provide incentives for our executives to take unnecessary or excessive risks that could compromise the value of our business;
•Be competitive in the market for executive talent;
•Align the interests of our executives with our shareholders by providing our executives with a meaningful equity stake in the
Bank as an at-risk component of their compensation;
•Provide base compensation to our executives for performing the core functions of their positions;
•Link individual incentives to each executive’s role and capacity to contribute to positive results;
•Provide appropriate rewards based on a balanced assessment of performance that considers financial performance, risk taking and the attainment of operational objectives; and
•Use equity compensation as a long-term incentive tool to attract and retain key executives.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
D. THE GOVERNANCE FRAMEWORK FOR OUR COMPENSATION DECISIONS
Our executive compensation decisions are made within the context of a strong governance framework that helps ensure that the outcome is consistent with our compensation philosophy, the creation of shareholder value, and the safety and soundness of our banking operations. To that end, we use the principles and practices identified below to guide the development and implementation of our executive compensation program.

GOVERNANCE PRINCIPLE/PRACTICE	IMPLEMENTATION
We structure executive pay to create strong alignment with shareholder interests.
•We emphasize pay-for-performance.
•We maintain robust stock ownership requirements for our NEOs and directors.
•We conduct shareholder outreach to help us evaluate our governance structure and executive compensation program.
•We submit our executive compensation to an annual say-on-pay vote to elicit regular feedback from shareholders.

We design our executive pay program to avoid excessive risk-taking.	•The Compensation Committee reviews an annual compensation risk assessment. •We maintain strong recoupment and anti-hedging/pledging policies.
We follow best practices in executive pay design.
•Our Compensation Committee is composed solely of Independent
Directors.
•We set individual maximum caps on the total amount payable under our incentive program.
•We do not guarantee salary increases or annual bonuses.
•We do not pay dividend equivalents on our restricted stock unit awards until actual payouts are determined and settled.
•We do not allow “single trigger” payouts under employment and change-in-control agreements.
•We do not maintain special retirement arrangements for our NEOs.
•We do not provide tax gross ups on severance payments when we enter into employment agreements with newly hired or promoted executives.
•We do not allow share recycling under our equity-based plan and agreements.
•We do not provide our executives with excessive perquisites or benefits.
•We do not permit repricing of stock options without prior shareholder approval.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
E. OUR EXECUTIVE COMPENSATION DECISION-MAKING PROCESS
The Compensation Committee
The Compensation Committee, all the members of which are Independent Directors, makes decisions on the compensation of our
NEOs. This responsibility is discharged within the framework of a formal committee charter, which delegates a wide range of strategic and administrative issues to the Committee. Key among the Committee’s tasks is the development of, and monitoring of adherence to, the Bank’s executive compensation philosophy. The Compensation Committee is responsible for, among other things, (a) reviewing and approving the Bank’s compensation strategy and practices with respect to the executive officers and certain other officers; (b)
determining the CEO’s compensation levels, reviewing and approving the goals and objectives relevant to the CEO’s compensation and evaluating the performance of the CEO in light of such goals and objectives; (c) approving CEO and other executive officer employment agreements, severance arrangements, and change in control agreements; (d) overseeing, and considering the results of, shareholder approval of certain executive compensation matters including advisory votes; (e) periodically reviewing and approving the peer group to be utilized in benchmarking executive and director compensation; and (f) administering our senior executive incentive compensation program, including the development of plan design, the selection of performance metrics, the designation of specific performance goals and award opportunities, and the certification of performance results. The Committee does not delegate any substantive responsibilities related to the determination of compensation for our NEOs, and the Committee members exercise their independent judgment when they make executive compensation decisions. See Board Committees – Compensation Committee for a detailed discussion of the
Committee’s responsibilities and membership. The Committee’s charter is posted on the Corporate Governance pages within the
Investor Relations portion of our website at ir.flagstar.com.
The Compensation Committee reviews the compensation of each NEO annually to evaluate whether the executive’s pay level is consistent with our compensation philosophy, risk profile, and the performance of both the Bank and the individual, and whether market practices dictate an adjustment in the form or level of the executive’s compensation. As part of this annual review, the Committee considers the executive’s individual contributions to the financial success of the Bank, management of subordinates, contribution to safety and soundness objectives, and their long-term potential as a senior executive.
The Compensation Committee met six times in 2025, including discussions in executive session without management present.
Timing of Executive Compensation Decisions
The Compensation Committee meets throughout the year. In the months following the annual shareholder meeting, the Committee meets to consider the results of the meeting, including the say-on-pay vote and the analysis of proxy advisory firms. In addition, the
Committee periodically receives input from the independent compensation consultant on emerging industry trends and best practices.
Each year, the Committee typically reviews peer group composition and benchmarking data for NEOs, followed by consideration of changes to NEO base pay and short- and long-term incentive opportunities. In the February-March timeframe, the Committee typically authorizes awards, if any, under the incentive compensation program.
Our CEO’s Role in the Compensation Process
Our CEO is expected to provide the Committee with his evaluation of the other NEOs’ performance and recommend compensation adjustments and incentive opportunities for the current year. While the CEO provides input, the Committee has absolute discretion to accept, reject, or modify the CEO’s recommendations. Our CEO plays no role in, and is not present during, discussions regarding his own compensation or final decisions of the Committee regarding compensation of the other NEOs.
Individual Performance Assessments
Our NEOs receive annual performance assessments following a process established by the Compensation Committee. Our CEO provides the Committee with an assessment of his direct reports, and the Committee, in turn, provides our CEO with an assessment of his performance and considers the CEO’s evaluation of his direct reports.
The Independent Compensation Consultant
Meridian Compensation Partners, LLC ("Meridian"), our current independent compensation consultant, provided an independent review of the Compensation Discussion and Analysis to support clarity, transparency, and alignment with investor expectations; all compensation decisions remained solely with the Committee.
Benchmarking and Peer Group Analysis
The peer group is a key reference point as the Compensation Committee assesses the competitiveness of the executive compensation program, including compensation levels, design features, and pay mix, and whether the program is aligned with industry best practices.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
The 2025 peer group was determined in late 2024 by the Compensation Committee. It is anticipated that the composition of the peer group will be reevaluated on an annual basis by the Compensation Committee and revised to the extent necessary to align the peer group with the Bank’s asset size, geographic footprint, business focus, and market capitalization.
The 2025 peer group included the following financial institutions:

Citizens Financial Group, Inc.	M&T Bank Corporation
Comerica Inc.	Regions Financial Corporation
Fifth Third Bancorp	Synovus Financial Corp.
First Citizens BancShares, Inc.	Valley National Bancorp
First Horizon Corporation	Webster Financial Corporation
Huntington Bancshares Incorporated	Western Alliance Bancorporation
KeyCorp	Zions Bancorporation
F. ELEMENTS OF COMPENSATION AND 2025 PAY DECISIONS
Introduction
Our NEOs participate in a competitive compensation program that emphasizes pay-for-performance and the creation of shareholder value. Each element of the program accomplishes a different objective. The elements of our executive compensation program, the specific objectives for each element, and a summary of how we implemented each element in 2025 are summarized in the table below:

COMPENSATION ELEMENT	OBJECTIVE	IMPLEMENTATION
Base Salary
•Provides each executive with fixed
compensation that reflects the executive’s
position and responsibilities, market dynamics
and our overall pay structure.
•Provides a level of compensation that allows
each executive to devote their business
attention to the Bank.

The Compensation Committee reviews NEO base
salary levels on an annual basis. The Committee
considers several factors when setting base
salaries for each NEO, including (i) the level of
experience and responsibility; (ii) individual
performance; (iii) the scope and complexity of the
role; (iv) ability to contribute to the attainment of
annual operating objectives; (v) the level of pay
necessary to retain the executive based on current
market conditions; (vi) peer group data;
(vii) prevailing economic and business conditions;
and (viii) the impact of base salary on incentive
compensation levels.

Short-Term Incentives	•Provide a cash-based, market- competitive annual award opportunity linked to strategic, operational, and financial goals that are important to our business model and driving shareholder value.
Short-term incentive award opportunities are
established for each executive officer so that the
expected payout at target performance levels
would result in competitive market levels of annual
incentive compensation.

Long-Term Incentives	•Provide an incentive for our executives to create shareholder value over the long term through equity awards. •Align the interests of our executives with shareholders by awarding equity in the Bank.
Long‑term incentive award opportunities are
structured to align executives’ interests with those
of shareholders by supporting the Bank’s recovery
and enhancing long‑term value creation. In light of
the Bank’s recovery phase, awards are determined
on a discretionary basis, with the Committee
assessing the extent to which executives
meaningfully contributed to strengthening the
franchise, advancing recovery priorities, exercising
sound risk management, and positioning the Bank
for sustainable long‑term performance. This
approach reinforces a pay‑for‑performance
orientation, transparency, and accountability while
ensuring that equity awards appropriately reflect
both progress achieved and ongoing recovery
needs.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
2025 Pay Mix
The Bank’s executive compensation program is structured to place the majority of total direct compensation “at risk” and tied to performance outcomes that support long‑term shareholder value. Consistent with market practice for regional banks, the CEO’s pay mix is heavily weighted toward variable compensation, with 85% of total direct compensation delivered through short‑ and long‑term incentives. For the other NEOs, 67% of total direct compensation is performance‑based, reflecting a balanced design that aligns compensation with individual accountability while maintaining a competitive fixed‑pay foundation. This mix reinforces the Bank’s pay‑for‑performance philosophy and ensures that leadership rewards are closely linked to sustained financial, strategic, and risk‑management results.

CEO
17%
39%
44%
Base Salary
Short Term Incentives
Long Term Incentives

OTHER NEOs (AVERAGE)
24%
33%
43%
Base Salary
Short Term Incentives
Long Term Incentives

2025 Executive Compensation Program and Pay Decisions
Base Salary
Base salary provides a fixed component of compensation for the CEO and NEOs and is intended to reflect role responsibilities, experience, and market competitiveness. The Compensation Committee reviews base salaries annually, considering:
•Competitive positioning against regional bank peers
•Internal equity across executive roles
•Individual leadership, performance, and contributions
•Tenure, succession needs, and regulatory expectations
Upon review of base salaries against peer banks, no adjustments were recommended for 2025. Base salary continues to represent the smallest portion of total direct compensation, with the majority of executive pay delivered through annual and long‑term performance‑based incentives that align leadership and shareholder interests.
Annual Incentive Compensation Program
For 2025, the Compensation Committee enhanced the Annual Incentive Plan ("AIP") by increasing the emphasis on financial performance while continuing to prioritize strategic, operational and risk mitigation objectives essential to advancing the Bank’s turnaround and long‑term strategic plan. This approach reflects the Committee’s view that, as the Bank stabilizes, financial discipline and measurable progress toward sustainable profitability must increasingly guide annual incentive outcomes. The CEO and participating NEOs—Messrs. Smith, Nguyen, Gagnon and Buchanan—were eligible for a Bank‑wide, cash‑based incentive program that incorporated both financial goals and targeted operational and strategic priorities within four key categories identified by the Board as critical to the Bank’s continued recovery. Under his employment offer, Mr. Otting’s target AIP opportunity was set at $2,250,000, with

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
a maximum payout of 200% of target. For Messrs. Smith, Nguyen, Gagnon, and Buchanan, target opportunities were set at 100% of base salary, also with a maximum payout of 200% of target. Given the Bank’s ongoing recovery, the Committee determined that a formulaic performance threshold would not effectively capture the rigor required to assess management’s performance; accordingly, any incentive outcomes reflected the Committee’s disciplined, outcomes‑based evaluation of leadership actions, risk management, and tangible progress toward restoring sustainable financial performance and shareholder value.
The following “scorecard” identifies (i) the performance assessment categories in the 2025 AIP and (ii) the Bank’s specific achievements in each category.

PERFORMANCE OBJECTIVES	2025 RESULTS
Financial Diversify and fortify the balance sheet and solidify our financial position. Prudently allocate financial resources and optimize our cost structure through right sizing operations.
Financial performance in 2025 reflected disciplined execution despite a challenging environment. Net interest income finished within 7.1% of budget, while non‑interest income exceeded plan by 12.9%. The Bank strengthened capital through an 8%
year‑over‑year increase in the CET1 ratio, rising from 11.83% to 12.83%, placing it above the long‑term target range and in the top quartile versus peers. Funding quality improved as core deposits grew to 82% of total funding, supported by over $9 billion in reductions to brokered deposits and wholesale borrowings. Operating expenses declined year over year, driven by broad efficiency initiatives across compensation, vendor spend, real‑estate optimization, outsourcing and offshoring, and reductions in
FDIC‑related costs.

Compliance, Risk Management and
Controls
Implement Risk Governance Framework.
Reduce risk profile to align with Board
Approved Risk Appetite and Regulatory
Expectations. Remediate risk management
deficiencies. Align risk taking with
compensation and performance management

The Bank advanced its regulatory and risk agenda in 2025, including facilitating $5.5 billion in par payoffs to reduce legacy CRE exposure. It strengthened its risk framework through updated governance standards and the rollout of key programs such as Model
Risk Management, Complaints, Risk and Control Self-Assessments, and Fair Lending.
The Bank also enhanced oversight by adding key risk leaders and maintained peer‑leading capital ratios. The Bank continues to make progress in the alignment of compensation and performance management with risk taking. Additionally, the holding company wind‑down was completed, simplifying oversight and eliminating FRB supervision.

Talent, Leadership and Culture
Support the executive management team by
assessing the skills and talent gaps of key
team members. Continue integration of
human capital and organizational culture to
create a unified entity. Streamline and/or
automate manager and employee interactions
and activities. Develop and implement an
effective listening strategy. Enhance
succession plan, performance management,
training/development (aligned to risk focused
framework).

The Bank continued to strengthen its talent and leadership foundation in 2025 through strategic hiring to support new business lines and critical roles. An enterprise Talent
Management strategy was established, with a comprehensive skills assessment set to launch for 2026 workforce planning. Unplanned departures of valuable employees remained low at 5%, reflecting strong retention of key talent, while the job architecture and compensation framework progressed toward implementation. Mandatory training was refreshed to align with regulatory and organizational priorities, and C‑suite succession planning was completed with clearly defined leadership capabilities. The
Management Operating Team was further developed through Leadership Summit and
Mission Activation initiatives to include not only the CEO and his direct reports, but their direct reports as well to include the top three levels of the organization. The Bank also launched its first Employee Experience Survey, which showed strong manager effectiveness and collaboration, and completed the rollout of STAR (Service, Teamwork,
Achievement, Respect) Values to reinforce and continue to build a high‑performance culture at the Bank.

Strategy, Technology and Innovation
Transform into a top-tier performing
relationship-driven regional bank. Create a
customer-centric culture that prioritizes
valuable relationships and provides excellent
service. Provide traditional and targeted
products. Improve stakeholder relationship,
Integrate systems and processes (i.e., core
banking systems, Customer Relationship
Management, and data management
capabilities).

The Bank advanced its strategic technology agenda in 2025, executing against a disciplined modernization roadmap. Key initiatives included vendor optimization, infrastructure consolidation, and a multi‑year enterprise platform strategy designed to strengthen resilience, scalability, and cost efficiency. Customer‑centric capabilities continued to improve through enhanced relationship management, service workflows, and data‑driven insights. The Bank also modernized core data, security, and risk platforms to support regulatory compliance and advanced analytics, while bolstering technology leadership with critical engineering talent. Internal AI and automation capabilities progressed, with the enterprise platform scheduled for launch in early 2026.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
2025 AIP Results
After careful consideration of the Bank’s achievements across each scorecard category, and in light of the Committee’s priority in 2025 to stabilize the Bank, the Compensation Committee determined achievement under the AIP at levels ranging from 100% to 150% of target for the CEO and the other NEOs, based on individual contributions to the Bank’s results. The Committee evaluated performance across four assessment categories—(i) financial; (ii) compliance, risk management and controls; (iii) talent, leadership, and culture; and
(iv) strategy, technology and innovation / customer centricity. As part of its oversight, the Compensation Committee used the scorecard categories to inform its discretionary evaluation of performance, rather than as weighted measures, in determining the AIP payout outcomes presented below. The Committee concluded that performance across these categories met or exceeded expectations for target‑level performance. In making this assessment, the Committee noted that the NEOs assumed responsibility for executing a comprehensive turnaround strategy that touched nearly every aspect of the Bank’s operations and, through their leadership, supported meaningful progress across a broad range of initiatives critical to the Bank’s future prospects.
Long-Term Incentive Awards
Long‑term incentive ("LTI") compensation is designed to align the interests of the CEO and NEOs with those of shareholders by emphasizing sustained performance, prudent risk‑taking, and long‑term value creation. Each year, the Compensation Committee reviews the size and structure of LTI awards in the context of market practices, the Bank’s performance, individual roles, and prior equity grants.
For 2025, the Committee approved smaller, and in one case, no LTI awards for the CEO and NEOs, reflecting the significant one‑time stock option grants awarded in early 2024 to support the Bank’s leadership transition and turnaround efforts. Those one‑time awards were intentionally sized to provide three years of long‑term incentive opportunity, and they continue to serve as the primary source of long‑term equity exposure for participating executives throughout this period. Given the scale and multi‑year nature of those prior grants, the Committee determined that providing LTI awards for 2025 to those that did not receive options was appropriate, aligned with shareholder interests, and consistent with the Bank’s objective of maintaining a responsible and balanced approach to executive compensation.
In making this determination, the Committee considered the retention and alignment achieved through the 2024 one‑time grants, the
Bank’s capital priorities, market conditions, and the Bank’s ongoing turnaround strategy. In light of the challenges associated with setting meaningful long‑term performance goals during this period, the Committee concluded that 100% time‑based vesting was more appropriate than performance‑based awards. As a result, the 2025 LTI awards are structured as a supplemental long‑term incentive opportunity that supports retention and continuity while avoiding duplication of the value delivered through the 2024 option awards.
The Committee believes this approach maintains appropriate long‑term alignment, ensures responsible stewardship of shareholder equity, and supports the Bank’s continued progress toward sustainable performance and value creation.
G. OTHER EXECUTIVE BENEFITS
Employment Agreements and Change-in-Control Benefits
The Bank’s continued success depends to a significant degree on our ability to retain key executives who exhibit the skills and competence necessary to build shareholder value. As part of our compensation program, we have entered into employment agreements with certain senior executives that provide for payments and benefits in the event they terminate employment in specified circumstances. Consistent with our policy, the agreements do not provide indemnification for golden parachute excise tax liabilities. See
Potential Post-Termination Payments and Benefits for additional information regarding our executive employment agreements.
Retirement Benefits; Employee Welfare Benefits
We offer our employees a 401(k) plan with a Bank match that enables them to add to their retirement savings on a tax-favored basis. In addition to our retirement plan, we provide our employees, including our NEOs, with coverage under medical, dental, life insurance, and disability plans on the same terms as our general employee population. We also provide employees with access to a flexible spending account program to pay their share of the cost of such medical, dental and similar coverage on a pre-tax basis.
Perquisites and Other Executive Benefits
We provide our NEOs with limited perquisites to further their ability to promote the business interests of the Bank in our markets and to reflect competitive practices for similarly situated officers employed by our peers.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
H. OTHER CONSIDERATIONS
Risk Management and Our Compensation Programs
A central tenet of our compensation philosophy is to provide incentives that are consistent with prudent risk management while recognizing that some level of risk is inherent in the operation of our business. Our approach to risk management takes as a starting point the guidelines established by our bank regulators: (i) incentive compensation should balance risk and financial results in a manner that does not provide incentives for excessive risk taking; (ii) risk management processes and internal controls should reinforce and support the development of balanced incentive compensation arrangements; and (iii) banks should have strong and effective corporate governance to help ensure sound compensation practices.
An essential element of our risk management process is the identification of the Bank’s risk appetite, which establishes a baseline for the design of risk considerations under our incentive programs. The Compensation Committee monitors our incentive compensation programs periodically to ensure that the programs reflect a balanced mix of incentives that discourage unnecessary or excessive risk taking by our management team and by employees throughout the organization. The program is also subject to annual review by our
Chief Risk Officer, and the Committee is briefed on pertinent risk management topics by our Chief Risk Officer.
Based on our assessment, we do not believe that the risks arising out of our incentive compensation programs are reasonably likely to have a material adverse effect on the Bank. We believe our programs are balanced and do not encourage excessive risk taking by the participants that could threaten the value of the Bank. This conclusion is supported by the following factors that are specific to our incentive compensation program:
•We allocate incentive compensation between fixed and variable, annual and long-term, and cash and equity compensation to encourage strategies and actions that are in the Bank’s long-term best interests;
•We determine annual incentive award payouts based on a variety of performance indicators, thus diversifying the risk associated with any single performance factor;
•Our annual incentive plan is not overly leveraged and include appropriate maximum payout caps;
•We maintain a recoupment policy that provides for the recovery of incentive compensation paid to executive officers in the event of a restatement of our financial statements;
•We prohibit hedging and pledging of shares by our executive officers and directors to reduce risks to shareholder value; and
•We maintain stock ownership guidelines to align the interests of our executive officers with those of our shareholders.
Stock Ownership Requirements
Our stock ownership guidelines are designed to encourage our NEOs to achieve and maintain a significant equity stake in the Bank.
We believe that our guidelines affirm our commitment to stock ownership and retention as a central element of our compensation philosophy. The guidelines provide that, within five years of the initial point of service in their position, our CEO and other executive officers should accumulate and hold Bank stock equal to a specified multiple of their annual base salary. The Compensation Committee is charged with monitoring compliance with the stock ownership guidelines. We count awards under our equity compensation program and stock held in our 401(k) plan toward the ownership guidelines. Currently, our CEO is required to hold Bank stock equal to six times’
base salary and our other NEOs are required to hold stock equal to four times’ base salary. All our NEOs are currently in compliance or within the five-year compliance period.
Recoupment of Incentive Compensation
The Bank maintains a recoupment policy that satisfies the rules promulgated by the NYSE and the SEC pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Recoupment Policy”). This policy provides for the prompt recovery of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the Recoupment Policy is in general limited to any compensation granted, earned, or vested based wholly or in part on the attainment of one or more financial reporting measures. In general, the Bank may use a broad range of recoupment methods under the policy. The
Recoupment Policy does not condition recovery on the fault of the executive officer, but we are not required to recoup amounts in limited circumstances where the Compensation Committee has made a determination that recovery would be impracticable and where
(i) we have already attempted to recover such amounts but the direct expenses paid to a third party in an effort to enforce the
Recoupment Policy would exceed the amount to be recovered or (ii) the recovery would cause the non-compliance of a tax-qualified

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
retirement plan under the Internal Revenue Code and applicable regulations. We may not indemnify any such executive officer against the loss of such recovered compensation.
In addition, the Bank maintains a separate policy that applies to all employees wherein recoupment of incentive compensation is initiated when an employee is found to have, among other things, (i) engaged in fraud, negligence or other misconduct; (ii) violated any risk management policies or engaged in excessive risk taking activities; (iii) violated the Bank's Code of Conduct or otherwise engaged in conduct that violated ethical standards.
Both recoupment policies are reviewed at least annually by management to confirm ongoing compliance with applicable banking laws, regulations, and supervisory guidance, and to ensure alignment with prudent risk management and safety‑and‑soundness standards.
Hedging and Pledging of Bank Stock
Our directors and executive officers are prohibited from hedging the value of our stock pursuant to a formal policy that bars the purchase and sale of puts, calls, options, or other derivative securities based on Bank stock, or other transactions related to the monetization of the value of our stock. In addition, our executive officers and directors are not allowed to pledge Bank stock as collateral or acquire Bank stock on margin.
Tax and Accounting Considerations
In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and periodically thereafter to ensure that we understand the financial impact of each program on the Bank. Our analysis includes a review of recently adopted and pending changes in tax and accounting requirements. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences. To the greatest extent possible, we structure our compensation programs in a tax efficient manner.
Section 162(m) of the Internal Revenue Code generally limits a public company’s corporate income tax deduction to $1 million per year for certain executives, including our NEOs. While tax deductibility is one of several factors the Compensation Committee considers in determining compensation, we have retained the flexibility to provide our executives with competitive compensation arrangements, even if a portion of their compensation is nondeductible.
Equity Compensation Grant and Award Practices
During 2025, we did not grant stock options, stock appreciation rights, or similar option-like instruments and we have no policies or practices to disclose pursuant to Item 402(x) of SEC Regulation S-K. In addition, we do not schedule equity award grants in anticipation of the release of material, non-public information, nor do we time the release of material non-public information based on equity grant dates.
II. COMPENSATION COMMITTEE REPORT
The Compensation Committee is comprised of Independent Directors and is responsible for oversight and review of our compensation and benefit plans, including plans that cover our NEOs. The foregoing Compensation Discussion and Analysis is management’s report on the Bank’s executive compensation program. The Compensation Committee has reviewed the Compensation Discussion and
Analysis with management. Based on this review and the Committee’s discussions, the Compensation Committee recommended to the
Board that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Milton Berlinski, Chairman
Marshall Lux
Steven T. Mnuchin
Allen C. Puwalski

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
III. EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following information is provided for the Bank’s principal executive officer, principal financial officer, and the next three highest compensated executive officers of the Bank (the “named executive officers” or “NEOs”) for the 2025 fiscal year.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	STOCK OPTIONS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL COMPENSATION ($)
Joseph M. Otting Executive Chairman, President and CEO	2025	1,250,000	—	3,000,000	—	3,375,000	30,500	7,655,500
	2024	918,269	—	—	31,500,000	2,250,000	148,803	34,817,072
Lee. M. Smith Senior EVP/ Chief Financial Officer	2025	700,000	—	—	—	1,050,000	43,309	1,793,309
	2024	772,692	—	1,000,000	4,560,000	700,000	44,163	7,076,855
	2023	900,000	—	1,125,006	—	—	562,985	2,587,991
Bao Nguyen Senior EVP/General Counsel and Chief of Staff	2025	700,000	690,000	600,000	—	1,050,000	135,428	3,175,428
	2024	449,615	125,000	—	4,560,000	700,000	13,800	5,848,415
Kris Gagnon Senior EVP/ Chief Credit Officer	2025	700,000	—	600,000	—	770,000	10,012	2,080,012
George Buchanan Senior EVP/Chief Risk Officer	2025	625,000	—	750,000	—	625,000	15,122	2,015,122
(1)Represents one time cash awards used for situations such as retention, sign-on, etc.
(2)Represents the grant date fair value of restricted stock unit awards under the Bank’s 2020 Omnibus Incentive Plan computed in accordance with FASB
ASC Topic 718. The methodology and the assumptions used in the calculation of these amounts are included in Note 14, “Stock Based Compensation,”
of our consolidated financial statements filed with the SEC in our 2024 Form 10-K.
(3)Represents a cash award under the Bank’s 2025 annual incentive plan. For additional information concerning the 2025 plan, see Compensation
Discussion and Analysis and the 2025 Grants of Plan-Based Awards table below.
(4)The following table sets forth the components of the All Other Compensation column in 2025:

EXECUTIVE	DIVIDENDS AND DIVIDEND EQUIVALENTS ($)	RELOCATION EXPENSE(1) ($)	TAX GROSS UP ON RELOCATION EXPENSE ($)	RETIREMENT PLAN CONTRIBUTIONS ($)	CLUB MEMBERSHIP FEES ($)	TOTAL ($)
Mr. Otting	—	—	—	14,000	16,500	30,500
Mr. Smith	17,485	—	—	—	25,824	43,309
Mr. Nguyen	—	64,000	40,928	14,000	16,500	135,428
Mr. Gagnon	—	—	—	—	—	—
Mr. Buchanan	1,122	—	—	14,000	—	15,122
(1) Relocation Expense is a one-time cost and not-recurring annually

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
2025 Grants of Plan-Based Awards Table
The following table provides information concerning awards made in 2025 to the NEOs under the Bank’s incentive compensation program.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(2) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE PRICE OR BASE PRICE OF OPTION AWARDS ($/SHARE)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($)
EXECUTIVE	AWARD TYPE	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Mr. Otting	Annual Incentive	—	—	2,250,000	4,500,000	—	—	—	—	—	—	—
	Stock Awards	3/15/25	—	—	—	—	—	—	252,951	—	—	3,000,000
Mr. Smith	Annual Incentive	—	—	700,000	1,400,000	—	—	—	—	—	—	—
Mr. Nguyen	Annual Incentive	—	—	700,000	1,400,000	—	—	—	—	—	—	—
	Stock Awards	3/15/25	—	—	—	—	—	—	50,590	—	—	600,000
Mr. Gagnon	Annual Incentive	—	—	700,000	1,400,000	—	—	—	—	—	—	—
	Stock Awards	3/15/25	—	—	—	—	—	—	50,590	—	—	600,000
Mr. Buchanan	Annual Incentive	—	—	625,000	1,250,000	—	750,000	—	—	—	—	—
(1)Represents award opportunities under the Bank-wide 2025 Annual Incentive Plan. As provided in his employment offer term sheet, Mr. Otting’s award opportunities were set at the indicated target and maximum levels. For Messrs.Nguyen, Gagnon,  and Buchanan, the target award opportunity was set at one times’ base salary, and the maximum award opportunity was set at two times ’base salary in accordance with the terms of the plan. The target award opportunities for Mr. Smith was set under applicable provisions of the employment agreement and the maximum award opportunity was set at two times’ base salary in accordance with the terms of the plan. The plan did not set a threshold award level. See, Compensation Discussion and
Analysis for more information regarding the 2025 plan.
(2)All restricted stock unit awards vest in equal installments over a three-year period.
(3)Amounts shown represent the grant date fair value of equity awards granted to the NEOs in fiscal 2024 calculated in accordance with FASB ASC Topic
718.
Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information with respect to outstanding stock options and stock awards held by the NEOs at December 31,
2025.

EXECUTIVE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED STOCK OPTIONS (EXERCISABLE)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED STOCK OPTIONS (UNEXERCISABLE)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OF STOCK AWARDS THAT HAVE NOT VESTED	MARKET VALUE OF SHARES OF STOCK AWARDS THAT HAVE NOT VESTED ($)
Mr. Otting	2,916,665	2,083,335	6.00	3/6/34	252,951	3,184,653
Mr. Smith	333,333	666,667	9.18	6/21/31	127,683	1,607,529
Mr. Nguyen	333,333	666,667	9.21	4/25/31	50,590	636,928
Mr. Gagnon	333,333	666,667	10.48	7/29/31	50,590	636,928
Mr. Buchanan	—	—	—		77,611	977,122
Stock Vested Table
The following table provides information concerning the vesting of restricted stock and restricted stock unit awards during the 2025 fiscal year.

	STOCK AWARD VESTING
EXECUTIVE	SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING ($)
Mr. Smith	69,706	876,733
Mr. Buchanan	30,374	361,714

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Potential Post-Termination Payments and Benefits
Our NEOs are eligible to receive various payments or benefits in connection with a termination of employment. These payments and benefits may be reflected in the terms of employment agreements, equity grants, and other plans or programs in which they participate.
The extent to which our NEOs receive such payments or benefits, if any, depends on the circumstances in which they terminate employment. The following discussion provides a summary of the arrangements that were in effect on December 31, 2025, that would provide for payments or benefits for a NEO in connection with a termination of employment in specified circumstances.
•Mr. Otting
In connection with his appointment as President and Chief Executive Officer of the Bank on April 1, 2024, Mr. Otting entered into an employment agreement with a term expiring on March 31, 2027. The agreement sets Mr. Otting’s annual base compensation at
$1,250,000 (subject to annual review) and establishes an annual short-term incentive target of $2,250,000, and a maximum incentive opportunity equal to 200 percent of target. In addition, Mr. Otting is eligible to participate in the Bank’s long-term equity incentive program on terms established by the Board.
If Mr. Otting’s employment is terminated by the Bank without cause (as defined in the agreement) or if Mr. Otting terminates employment for good reason (as defined in the agreement), the agreement provides, that upon his execution of a general release of claims, the Bank will (i) pay Mr. Otting a lump sum amount equal to the sum of base salary and target bonus (in the amount and percentage in effect on his termination date) that Mr. Otting would have received over the then remaining term of the agreement (but not less than one (1) times the sum of his then current base salary and target bonus); (ii) vest all outstanding equity awards (with performance awards deemed earned at target) and provide that all outstanding stock option awards will remain exercisable for the remainder of their full terms; and (iii) continue to provide Mr. Otting with health care coverage until the earlier of eighteen (18) months or until he becomes eligible for health care coverage under the plan of a subsequent employer. If Mr. Otting is terminated for cause or if
Mr. Otting terminates employment without good reason, the agreement provides for payment of accrued salary and paid time off through the termination date (the “accrued benefits”) and, if the termination is without good reason, the payment of any unpaid cash bonus attributable to the last fiscal year. In the event of Mr. Otting’s death or disability during the term of the agreement, accrued benefits would be paid to him or his estate and all outstanding equity awards would vest with stock options remaining exercisable for their full term. If any payments or benefits provided to Mr. Otting under the agreement or otherwise would result in “excess parachute payments” under Section 280G of the Internal Revenue Code, the agreement would apply a “best net benefits” approach that reduces the payments and benefits to the extent necessary to avoid triggering the excise tax under Section 4999 of the Internal Revenue Code but only if the reduction would result in a greater after-tax amount payable to the executive as compared to the amount he would receive net of the excise tax if no reduction were made.
Concurrent with the execution of his employment agreement, Mr. Otting executed a separate agreement that for a one (1) year period following his termination of employment for any reason (i) restricts his ability to perform services in any capacity for a financial institution engaged in lines of business that are the same as the Bank and (ii) bars the solicitation of customers and employees. In addition,
Mr. Otting is subject to restrictions on his use of confidential company information (as defined in the agreement) while employed by the
Bank and thereafter.
•Mr. Smith
Mr. Smith entered into a substantially similar employment agreement when he joined the Bank. The initial term of his agreement was three years with annual extensions thereafter. Under his agreement, base compensation is subject to annual review, and Mr. Smith has a specified annual short-term incentive target (currently 100% of base compensation). Mr. Smith also eligible to participate in the Bank’s long-term equity incentive program and to receive employee benefits generally provided to employees of the Bank.
If his employment is terminated by the Bank without cause, or Mr. Smith terminates for good reason (in each case, as defined in the agreement), and subject to execution of a release of claims, he would receive the following payments and benefits: (i) cash severance equal to the sum of his annual base salary and his target annual cash bonus amount under the Bank’s short term cash incentive program; (ii) a payment equal to a pro rata portion of his annual cash bonus for the year in which his termination occurs, based on the actual level of achievement of the applicable performance goals and payable on the date that bonuses under the annual cash bonus program are paid to officers generally; (iii) reimbursement for health insurance continuation coverage for up to 12 months; and (iv) any unvested equity awards would vest with any performance-based award vesting based on actual performance through the date of termination. However, if such termination occurred within the period beginning three months prior to and ending 12 months following a change in control (as defined in the agreement), (i) cash severance would equal two times the sum of base salary plus the target annual cash bonus and (ii) health continuation coverage would be provided for up to 18 months. If the change in control related benefits provided to Mr. Smith under the agreements or otherwise would result in “excess parachute payments” under Section 280G of the
Internal Revenue Code, the agreements would apply a “best net benefits” approach that reduces the payments and benefits to the extent necessary to avoid triggering the excise tax under Section 4999 of the Internal Revenue Code if the reduction would result in a greater after-tax amount payable to Mr. Smith as compared to the amount he would receive net of the excise tax if no reduction were

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
made. The agreement also provides that, if Mr. Smith terminated employment by reason of death or disability while the agreement is in effect, all outstanding equity awards would vest.
Under the agreement, Mr. Smith is subject to restrictive covenants relating to non-competition and non-solicitation of employees and customers for a period of one year following his termination for any reason, in addition to confidentiality provisions that apply at all times after termination for any reason.
•Messrs. Nguyen and Gagnon
Messrs. Nguyen and Gagnon entered into substantially similar employment agreements when they joined the Bank. The initial term of each agreement was three years with annual extensions thereafter. Under each agreement, base compensation is subject to annual review, and each executive has a specified annual short-term incentive target for Messrs. Nguyen and Gagnon  (currently 100% of base compensation). They are also eligible to participate in the Bank’s long-term equity incentive program and to receive employee benefits generally provided to employees of the Bank.
If either of the executives employment is terminated by the Bank without cause, or the executive terminates for good reason (in each case, as defined in the agreement), and subject to execution of a release of claims, he would receive the following payments and benefits: (i) cash severance equal to the sum of his annual base salary and his target annual cash bonus amount under the Bank’s short term cash incentive program; (ii) a payment equal to a pro rata portion of his annual cash bonus for the year in which his termination occurs, based on the actual level of achievement of the applicable performance goals and payable on the date that bonuses under the annual cash bonus program are paid to officers generally; (iii) reimbursement for health insurance continuation coverage for up to 12 months; and (iv) any unvested equity awards would vest with any performance-based award vesting based on actual performance through the date of termination and all outstanding stock option awards will remain exercisable for the remainder of their full terms. However, if such termination occurred within the period beginning three months prior to and ending 12 months following a change in control (as defined in the agreement), (i) cash severance would equal two times the sum of base salary plus the target annual cash bonus and (ii) health continuation coverage would be provided for up to 18 months. If the change in control related benefits provided to each executive under the agreements or otherwise would result in “excess parachute payments” under Section 280G of the
Internal Revenue Code, the agreements would apply a “best net benefits” approach that reduces the payments and benefits to the extent necessary to avoid triggering the excise tax under Section 4999 of the Internal Revenue Code if the reduction would result in a greater after-tax amount payable to the executive as compared to the amount he would receive net of the excise tax if no reduction were made. The agreements also provide that, if Messrs. Nguyen or Gagnon terminated employment by reason of death or disability while the agreement is in effect, all outstanding equity awards would vest.
Under each agreement, Messrs. Nguyen and Gagnon are subject to restrictive covenants relating to non-competition and non-
solicitation of employees and customers for a period of one year following his termination for any reason, in addition to confidentiality provisions that apply at all times after termination for any reason.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Post Termination Benefits Table
The following table summarizes the benefits that could be payable to our NEOs as of December 31, 2025, in various termination scenarios. All amounts are shown in dollars.(1)

	MR. OTTING	MR. SMITH	MR. NGUYEN	MR. GAGNON	MR. BUCHANAN
Death:
Accelerated Equity Award Vesting	16,913,831	4,223,752	2,890,263	2,043,595	—
Executive Life Insurance	—	1,400,000	—	—	—
Total	16,913,831	5,623,752	2,890,263	2,043,595	—
Disability:
Accelerated Equity Award Vesting	16,913,831	4,223,752	2,890,263	2,043,595	—
Total	16,913,831	4,223,752	2,890,263	2,043,595	—
Voluntary Termination Not for Good Reason or Termination for Cause:
Total	—	—	—	—	—
Involuntary Termination by Bank without Cause or Resignation by Executive for Good Reason Prior to Change in Control:
Employment Agreement	8,166,667	1,400,000	1,400,000	1,400,000	—
Accelerated Equity Award Vesting	16,913,831	4,223,752	2,890,263	2,043,595	—
Company-Paid Benefits	29,652	45,842	22,088	—	—
Total	25,110,150	5,669,594	4,312,351	3,443,595	—
Involuntary Termination by Bank without Cause or Resignation by Executive for Good Reason Upon or After Change in Control:
Employment Agreement	8,166,667	2,800,000	2,800,000	2,800,000	1,250,000
Accelerated Equity Award Vesting	16,913,831	4,223,752	2,890,263	2,043,595	977,122
Company-Paid Benefits	29,652	45,842	22,088	—	63,895
Total	25,110,150	7,069,594	5,712,351	4,843,595	2,291,017
(1)The termination benefits payable to Messrs. Otting, Smith, Nguyen, Gagnon, and Buchanan in connection with a change in control have not been adjusted to reflect the reduction, if any, required under the “best net benefit” provision in their respective employment agreements. The dollar amounts indicated for accelerated equity award vesting are based on the $12.59 closing price of the Bank’s stock on December 31, 2025.
CEO Pay Ratio (87:1)
The Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations require us to report information about the ratio between the annual total compensation of our median employee and Mr. Otting, our Chief Executive Officer. For 2025, our last completed fiscal year, the pay ratio, and the methodology used to determine the pay ratio, was as follows:
•Mr. Otting’s total compensation was $7,655,500.
•The total compensation of the employee we identified as our median employee was $87,757.
•Based on the foregoing, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 87 to 1.
We used the following methodology to identify our median employee and determine our median employee’s total compensation:
•We selected December 31, 2025, as our determination date. As of December 31, 2025, we had 5,631 employees, including all full-time, part-time, and temporary employees.
•As permitted by SEC regulations, we selected a “consistently applied compensation measure” to identify our median employee. The compensation measure we used to identify our median employee was “base compensation” which applies uniformly to all our employees. We annualized base compensation for full-time and part-time employees who did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.
•After identifying the median employee, we analyzed the median employee’s total compensation by applying the methodology applicable to determining our CEO’s total compensation in the Summary Compensation Table. Based on this analysis, the annual total compensation of our median employee was $87,757.
The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC regulations. Our peers may report pay ratios that are not directly comparable to ours as a result of differences in the composition of each company’s workforce and the assumptions and methodologies used in calculating the pay ratio as permitted by SEC regulations.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
IV. PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation
S-K, the Bank is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Bank. For further information concerning the Bank’s pay-for-performance philosophy and how the Bank aligns executive compensation with the Bank’s performance, see Compensation Discussion and Analysis.
The following table reports the compensation of our CEO and the average compensation of the other NEOs as reported in the
Summary Compensation Table (“SCT”) for the past five fiscal years, as well as their “compensation actually paid” (“CAP”) as calculated pursuant to recently adopted SEC rules, and certain performance measures required by the rules.

									Value of Initial Fixed $100 Investment Based On:
	SCT Total for CEO1	CAP to CEO2	SCT Total for CEO1	CAP to CEO2	SCT Total for CEO1	CAP to CEO2	Average SCT Total for Other NEOs(1)	Average CAP to Other NEOs(2)	Total Shareholder Return	S&P U.S. BMI Bank Index(3)	Net (Loss) Income(4)	Diluted EPS(5)
Year	(Mr. Otting)	(Mr. Otting)	(Mr. DiNello)	(Mr. DiNello)	(Mr. Cangemi)	(Mr. Cangemi)	($)	($)	($)	($)	($ in millions)	($)
2025	7,655,500	21,835,871	—	—	—	—	2,265,968	4,241,245	49.02	211.47	(177)	(0.50)
2024	34,817,072	28,467,075	13,122,666	12,355,928	258,188	(8,096,879)	5,300,456	3,729,311	36.21	164.70	(1,118)	(3.49)
2023	—	—	—	—	4,837,091	6,324,186	1,918,769	2,473,292	117.22	123.02	(79)	(0.49)
2022	—	—	—	—	6,280,354	4,408,948	4,504,698	3,471,410	92.49	112.77	650	3.77
2021	—	—	—	—	8,652,305	9,452,320	2,653,231	2,993,324	122.62	135.97	596	1.20
(1)Joseph Otting, Alessandro DiNello, and Thomas R. Cangemi were CEO in 2024. Thomas R. Cangemi was the CEO for 2023, 2022 and 2021. The Non-CEO
NEOs for 2025 are Lee Smith, Bao Nguyen, Kris Gagnon, and George Buchanan. The Non-CEO NEOs for 2024 were Bao Nguyen, Craig Gifford, John J.
Pinto, Lee Smith, Reginald Davis, and Richard Raffetto. The Non-CEO NEOs for 2023 were John J. Pinto, John T. Adams, Lee Smith, and Reginald Davis.
The Non-CEO NEOs for 2022 were Robert Wann, John J. Pinto, John T. Adams, Lee Smith, and Reginald Davis. The Non-CEO NEOs for 2021 were Robert
Wann, John J. Pinto, John T. Adams, and R. Patrick Quinn.
(2)The amounts reported in these columns represent the amount of Compensation Actually Paid to Joseph Otting and average amount of Compensation
Actually Paid to other NEOs as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Otting and the other NEO’s during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the SCT to determine the Compensation Actually Paid:

	CEO MR. OTTING	AVERAGE OF OTHER NEOS
ADJUSTMENTS	2025	2025
Total Compensation as reported in the Summary Compensation Table ("SCT")	$7,655,500	$2,265,968
Pension values as reported in SCT	—	—
Fair value of equity awards reported in SCT	(3,000,000)	(481,250)
Pension value attributable to current years’ service and any change in pension value attributable to plan amendments made in current year	—	—
Fair value of equity compensation granted in current year - value at year-end	3,184,653	505,964
Dividends paid on stock in the covered fiscal year prior the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	13,995,718	1,874,388
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	76,175
Fair value of Awards granted and vested in current fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at the end of prior fiscal year	—	—
Forfeited dividends	—	—
Compensation Actually Paid	$21,835,871	$4,241,245
(3)The Peer Group TSR set forth in this table utilizes the S&P U.S. BMI Banks Index (assuming reinvestment of all dividends), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the company and in the S&P U.S. BMI Banks Index, respectively, and assumes reinvestment of all dividends. Historical stock performance is not necessarily indicative of future stock performance.
(4)2025 Net (loss) income as reported on the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(5)Diluted EPS amount for 2021 has not been adjusted to reflect the impact of the one-for-three reverse stock split announced on June 27, 2024, that was effective July 11, 2024.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Financial Performance Measures
The metrics that the Bank uses for short- and long-term incentive plans are selected to drive the creation of shareholder value through positive business results. The most important financial performance measures used by the Bank to link Compensation Actually Paid to
NEOs to the Bank’s performance for the most recently completed fiscal year are:
•Total Shareholder Return;
•Net (Loss) Income; and
•Diluted Earnings Per Share.
Pay Versus Performance Relationship Disclosures
In accordance with SEC rules, the following charts illustrate how the compensation actually paid of our NEOs aligns with the Bank’s financial performance as measured by total shareholder return ("TSR"), net income, and Diluted Earnings Per Share ("EPS").
Compensation Actually Paid compared to TSR:

CAP versus Total Shareholder Return (TSR)
CAP ($M)
$40
$30
$20
$10
$—
$200
$150
$100
$50
$—
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEOs
TSR

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Compensation Actually Paid compared to Net (Loss) Income:

CAP versus Net (Loss) Income
$40
$30
$20
$10
$—
CAP ($M)
$800
$400
$—
$(400)
$(800)
$(1,200)
$(1,600)
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEOs
Net (Loss) Income

Compensation Actually Paid compared to Diluted EPS:

CAP versus Diluted EPS
$40
$30
$20
$10
$—
$(10)
CAP ($M)
$3.00
$1.50
$—
$(1.50)
$(3.00)
Diluted EPS
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEOs
Diluted EPS

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proposal 1: Election of Directors
All persons standing for election as directors were unanimously nominated by the Nominating and Corporate Governance Committee.
No director nominee being nominated as a director is being proposed for election pursuant to any arrangement or understanding between any such director nominee and the Bank. Secretary Mnuchin and Mr. Miller were nominated to the Board by affiliates of funds managed by Liberty 77 Capital L.P. (the "Liberty Investors") to serve as a director on the Board pursuant to the Liberty Investors’ rights under the investment agreement, as amended, we initially entered into with the Liberty Investors on March 7, 2024. Mr. Berlinski was
nominated to the Board by affiliates of funds managed by Reverence Capital Partners, L.P. (the "Reverence Investors") under the investment agreement, as amended, we initially entered into with the Reverence Investors on March 7, 2024.

The Board of Directors currently consists of nine members.
Current Director Alessandro P. DiNello will not stand for re-
election. All director nominees presently serve as directors of the Bank. Directors of the Board are each elected for one year terms. Directors serve until their successors are elected and qualified.
The Board of Directors recommends that you vote “FOR” the election of each of the nominees named in this proxy statement.
The nominees proposed for election at this year’s Annual Meeting are Milton Berlinski, Alan Frank, Marshall Lux, Eli H. Miller, Steven T.
Mnuchin, Joseph M. Otting, Allen C. Puwalski and Jennifer R. Whip.
The Nominating and Corporate Governance Committee approved, and recommended to the Board of Directors, the director nominees standing for election at the 2026 Annual Meeting. All of the nominees proposed for election at the 2026 Annual Meeting are current members of the Board, and the Bank received no nominations from shareholders for the election of directors to the Board.
In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the Nominating and Corporate Governance Committee. The Board has no
reason to believe that any of the persons named will be unable or unwilling to serve. If a nominee is not elected by the requisite vote, he or she must tender his or her irrevocable contingent resignation, and the Board, through a process originated by the Nominating and
Corporate Governance Committee, will decide whether to accept the resignation. It is intended that the shares represented by the enclosed proxy card, if executed, dated, and returned without voting instructions, will be voted “FOR” the election of each of the nominees proposed by the Board of Directors.
VOTE REQUIRED FOR APPROVAL
Directors will be elected by a majority of the votes cast in connection with their election.
DIRECTOR QUALIFICATIONS AND BUSINESS EXPERIENCE
The following table indicates the names, ages, tenure, and principal professional experience of the continuing members of our Board of
Directors as of the Record Date:

NAME	INDEPENDENT	AGE	DIRECTOR SINCE	PRINCIPAL PROFESSIONAL EXPERIENCE
Milton Berlinski	Yes	69	2024	Investment Banking
Alan Frank	Yes	74	2024	Auditing
Marshall Lux	Yes	66	2022	Banking, Insurance, FinTech
Eli H. Miller	Yes	43	2026	Investment Banking, Government
Steven T. Mnuchin	Yes	63	2024	Investment Banking, Government
Joseph M. Otting	No	68	2024	Banking, Government, Regulatory
Allen C. Puwalski	Yes	61	2024	Banking, Forensic Accounting, Regulatory
Jennifer R. Whip	Yes	65	2022	Mortgage Lending

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
The following table presents a summary of the various experience, expertise, and/or attributes of our continuing Directors as of the
Record Date.

SKILLS, EXPERIENCE AND ATTRIBUTES OF OUR BOARD OF DIRECTORS	TOTAL
Leadership / Executive Management Experience operating in an executive leadership position demonstrating the ability to understand and direct business operations, analyze risk, manage human capital, oversee implementation of organizational change and deliver strategic plans	8
Financial Services / Banking Industry Board or management experience in retail banking, commercial banking, mortgage lending, mortgage servicing, consumer lending, small business banking, investment banking and/or other financial services	8
Technology / Systems Leadership and understanding of technology, digital platforms and cyber risk	6
Public Accounting and Financial Reporting Experience assessing or overseeing performance of companies or public accounting firms regarding preparation, auditing or evaluation of financial statements	8
Public Company Corporate Governance Experience serving as a board member or senior executive at a public company and/or experience with public company governance issues, policies and best practices	8
Business Operations and Strategic Planning Experience setting long-term corporate vision and goals, developing products and services, evaluating competitive position and assessing progress toward achievement	8
Compliance / Regulatory / Legal Experience with regulated businesses, regulatory requirements and compliance, legal expertise, and relationships with federal and state agencies	8
Risk Management Significant understanding and experience with identification, assessment and oversight of risk management programs and practices	8
Real Estate / Housing Board or management experience in multi-family real estate and lending, commercial real estate and lending, construction and industrial real estate and lending, residential mortgage lending, and mortgage servicing	8
Sustainability, Charitable, or other Corporate Responsibility Experience and leadership in embracing corporate responsibility and encouraging a positive impact through philanthropic efforts, volunteering, charitable giving, and other activities related to the environment, consumers, employees, and communities	6
Human Capital Management and Compensation Understanding executive compensation issues, succession planning, talent management and development	8

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
The following provides information about each nominee for election as a director, including their business experience, and additional information about the specific experience, qualifications, attributes, or skills that led to the Board’s conclusion that each should serve as a director of the Bank. Ages presented are as of the Record Date.
Milton Berlinski
BUSINESS EXPERIENCE:
Mr. Berlinski in 2013 co-founded Reverence Capital Partners, L.P., a private investment firm focused on three complementary strategies: (i) financial services-focused private equity, (ii) opportunistic, structured credit, and (iii) real estate solutions. Reverence Capital Partners, L.P. manages in excess of $13 billion in assets under management and focuses on thematic investing in leading global financial services businesses. Mr. Berlinski co-founded Reverence Capital Partners, L.P. after concluding a 26-year career at Goldman Sachs. He joined Goldman Sachs in 1986 and served as a founding member of the
Financial Institutions Group in Investment Banking, focusing on banks, consumer and commercial finance companies, asset management, insurance, and capital markets. Mr. Berlinski also served as
Head of Strategy and Corporate Development both before and after Goldman Sachs’ IPO, assisting the firm’s Executive Office and division leaders to create and execute a strategy to build out Goldman Sachs’
global footprint. For the final 10 years of his Goldman Sachs tenure, Mr. Berlinski had global responsibility for coverage of the firm’s financial sponsor and hedge fund clients, overseeing a dramatic increase in revenue from the business and working alongside Goldman Sachs’ Merchant Banking team on co-investment opportunities in transactions involving the firm’s clients.
Mr. Berlinski has led or executed over 300 transactions in financial services across all subsectors, including numerous strategic acquisitions by Goldman Sachs. Mr. Berlinski was a member of the
Operating Committee and the Compensation Committee during his time at Goldman Sachs. He received a BA in engineering from California State University, Northridge, in 1978 and an MBA from the Wharton
School of the University of Pennsylvania in 1980. Mr. Berlinski serves on the board of directors for
Russell Investments, Venerable Holdings (HoldCo), Osaic (f/k/a Advisor Group), DMG Bancshares,
Ministry Brands, Allspring Global Investments, CAIS, SEIA, EverBank (f/k/a TIAA Bank), Sunstar
Insurance Group and Envestnet, Inc.. He formerly served on the board of directors for Kabbage, Obra
Capital, Diamond Resorts, Transact and Victory Capital (NASDAQ: VCTR). He also serves on the board of the Ronald McDonald House, the Advisory Board of the Wharton School and The Mount Sinai
Department of Surgery Advisory Board. He is a board member of the New America Alliance, supporting
Latino leadership in entrepreneurship, corporate America, and public service. In addition, he serves on the board of directors of Sponsors for Educational Opportunity (SEO), which has made a lifetime of achievement possible for nearly 20,000 talented young people from underserved and underrepresented communities around the United States.
QUALIFICATIONS:
Mr. Berlinski brings years of banking and acquisitions experience to the Bank advancing the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2024

Age:
69

Committees:
Compensation (Chair)
Executive
Nominating and Corporate
Governance

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Alan Frank
BUSINESS EXPERIENCE:
Mr. Frank is a retired Audit Partner from Deloitte & Touche where he was employed for 40 years. While at Deloitte, Mr. Frank led audit service teams from 1983 to 2012 and the Southern California consumer business and middle market audit practices from 1986 through 2010. He is also a former member of the board and audit committee chairman of OneWest Bank Group LLC and CIT Group Inc. Currently, he is a
member of the board and audit committee chairman of Andalusian Credit Company, LLC, a privately held financial services company whose principal business consists of senior secured loans to middle market companies. Mr. Frank graduated from the University of Southern California with a Bachelor of
Science Degree.
QUALIFICATIONS:
Mr. Frank brings significant experience in auditing, mergers and acquisitions, financial reporting matters, initial public offerings and high growth companies to the Bank advancing the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2024

Age:
74

Committees:
Audit (Chair)
Risk Assessment

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Marshall Lux
BUSINESS EXPERIENCE:
Mr. Lux is a prominent financial services industry professional whose career spans nearly four decades and crosses a broad variety of financial industry subsectors, including consumer finance, commercial banks, insurance companies, broker/dealers, wealth and asset management firms, card companies, private equity, and FinTechs. Mr. Lux’s experiences at McKinsey & Company and elsewhere during his career included advising financial institutions regarding various risk and compliance matters, including in consumer compliance matters relating to retail banking, mortgage lending, and other lending. Throughout his career he has built strong relationships as a trusted advisor to C-suite executives.
He attended Princeton University as an undergraduate and Harvard Business School for his graduate studies. Upon graduating from Harvard in 1986, Mr. Lux began working at McKinsey &
Company, where he advised companies on core strategies and operational issues, including with respect to consumer compliance issues, mergers and merger integration, new product design and rollout, expense management, credit quality, crisis management, and capital initiatives.
Mr. Lux left McKinsey as a Senior Partner after over 20 years to join one of his clients, J.P. Morgan, as Global Chief Risk Officer for Chase Consumer Bank. In this capacity, he managed a staff of
10,000 employees around the world, reported to the Company’s Board of Directors, and worked hand-in-hand on the Consumer Bank risk strategy with CEO Jamie Dimon. During his tenure at JP
Morgan, he developed a number of risk strategies and models which helped successfully steer the bank through the mortgage crisis, also advising regarding various consumer compliance matters relating to JPMC’s mortgage lending.
In 2009 he left J.P. Morgan to return to his consulting roots with the Boston Consulting Group
(“BCG”) where he was their first directly elected Senior Partner, advising many of the same financial services companies that he had advised earlier in his career. At BCG, Mr. Lux continues his focus on advising financial service companies, including residential mortgage lenders and other consumer credit providers.
In 2014, Mr. Lux transitioned from a Senior Partner at BCG to a Senior Advisor. He currently is a member of the board of directors of Mphasis (BSE: 526299; NSE: MPHASIS) and previously served on the former publicly traded global IT company, DHB Capital Corp. Additionally, he serves on the boards of a privately held small business lender, a privately held global IT platform solutions company, and on the Investment Committee of the not-for-profit Simons Foundation. He is also a director of the Guardian Life Mutual Funds, a wealth management arm of the Guardian Life
Insurance Company. In addition to his board involvement, Mr. Lux also advises a number of FinTech companies that are involved in payment systems, mortgage lending, digital assets, cybersecurity, and wealth management.
QUALIFICATIONS:
Mr. Lux’s experience and contributions advance the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2022

Age:
66

Committees:
Compensation
Nominating and
Corporate Governance
Risk Assessment
Technology and
Operations (Chair)

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Eli H. Miller
BUSINESS EXPERIENCE:
Mr. Miller currently serves as a Senior Managing Director of Liberty Strategic Capital (“Liberty”), where he is a key member of Liberty’s leadership team, involved in setting the firm’s strategic direction, leading fundraising efforts, and making high-level investment decisions. He is also a member of Liberty’s
Investment Committee. Prior to his service at Liberty, Mr. Miller was Managing Director of Government
Relations at Blackstone Inc. (“Blackstone”) from April 2019 to April 2021. As Managing Director, he focused on public policy and Blackstone's portfolio companies. Before taking the post at Blackstone, Mr.
Miller was the Chief of Staff at the U.S. Department of the Treasury from February 2017 to April 2019, where he managed the day-to-day operations of the Department and the office of the Secretary. He played a key role in advising, coordinating, and reviewing policy development within the Department, other agencies, and the White House.
QUALIFICATIONS:
Mr. Miller’s government and management experience are beneficial to the Bank in its regulatory relationships and its transformation and maturity as a federally regulated national association.
Director since:
2026

Age:
43

Committees:
Risk Assessment
Technology and
Operations

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Steven T. Mnuchin
BUSINESS EXPERIENCE:
Secretary Steven T. Mnuchin serves as the Founder and Managing Partner of Liberty Strategic Capital
and chairs the firm’s Investment Committee. Liberty Strategic Capital is a Washington, DC-based private equity firm focused on strategic investments in technology, financial services and fintech, and new forms of content.
In addition to serving as a director of Flagstar Bank, N.A., Secretary Mnuchin currently serves on the boards of directors of Liberty Strategic Capital portfolio companies Lionsgate Studios Corp. [NYSE:
LION] (since 2026), LevelBlue (since 2025), Satellogic [Nasdaq: SATL] (since 2022), and Zimperium
(since 2022). He previously served on the boards of directors of Contrast Security, Inc. (2022-2023)
and BlueVoyant, Inc. (2022-2023).
Prior to founding Liberty, Mr. Mnuchin served as the 77th Secretary of the Treasury from February
2017 through January 2021. As Secretary, Mr. Mnuchin was responsible for leading the U.S. Treasury, whose mission is to maintain a strong economy, foster economic growth, and create job opportunities by promoting the conditions that enable prosperity at home and abroad. He was also responsible for strengthening national security by combating economic threats and protecting the U.S. financial system, as well as managing the U.S. government’s finances. Mr. Mnuchin also oversaw cybersecurity for the financial services sector and all Treasury bureaus including the IRS.
Prior to his confirmation as Secretary of the Treasury, Mr. Mnuchin served as Founder, Chairman, and
Chief Executive Officer of Dune Capital Management. He founded OneWest Bank Group LLC and served as its Chairman and Chief Executive Officer until its sale to CIT Group Inc. Earlier in his career,
Secretary Mnuchin worked at The Goldman Sachs Group, Inc., where he was a Partner and served as
Chief Information Officer, with responsibility for the firm’s global information and technology strategy and operations. He has extensive experience in global financial markets and investments.
Secretary Mnuchin is committed to philanthropic activities and previously served as a member of the board of directors of the Museum of Contemporary Art Los Angeles ("MOCA"), the Whitney Museum of
Art, the Hirshhorn Museum and Sculpture Garden on the National Mall, the UCLA Health System, the
New York Presbyterian Hospital, and the Los Angeles Police Foundation. Secretary Mnuchin was born and raised in New York City. He holds a BA from Yale University.
QUALIFICATIONS:
With his extensive experience in corporate finance, investment banking, technology and government,
Secretary Mnuchin brings valuable insight to the Board of the Bank in overseeing a wide range of banking, investment, governance, and cybersecurity matters, and furthers the Board’s objective of maintaining a membership of experienced dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2024

Age:
63

Committees:
Compensation
Executive
Nominating and
Corporate Governance
(Chair)

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Joseph M. Otting
BUSINESS EXPERIENCE:
Mr. Otting serves as President and Chief Executive Officer of the Bank, having been appointed to this position effective as of April 1, 2024. Additionally, he was named Executive Chairman of the
Bank on June 5, 2024. He became an employee of the Bank on March 6, 2024, and he has served as a member of the Board of the Bank since March 11, 2024.

Mr. Otting is an American businessman and government official having served as the 31st
Comptroller of the Currency from November 2017 to 2020. Prior to becoming Comptroller of the
Currency, Mr. Otting was an executive in the banking industry. He served as President of CIT Bank and Co-President of CIT Group Inc. from August 2015 to December 2015.

Mr. Otting previously was President, Chief Executive Officer, and a member of the board of directors of OneWest Bank, N.A. Prior to joining OneWest Bank, he served as Vice Chairman of U.S.
Bancorp, where he managed the Commercial Banking Group and served on U.S. Bancorp’s
Executive Management Committee. He also served as a member of U.S. Bank’s main subsidiary banks’ board of directors.

From 1994 to 2001, Mr. Otting was Executive Vice President and Group Head of Commercial
Banking at Union Bank of California. Before joining Union Bank, he held positions in branch management, preferred banking, and commercial lending at Bank of America.

Mr. Otting has played significant roles in charitable and community development organizations. He has served as a board member for the California Chamber of Commerce, the Killebrew-Thompson
Memorial Foundation, the Associated Oregon Industries, the Oregon Business Council, the Portland
Business Alliance, the Minnesota Chamber of Commerce, and Blue Cross Blue Shield of Oregon. He
was also a member of the Financial Services Roundtable, the Los Angeles Chamber of Commerce,
and the Board and Executive Committee of the Los Angeles Economic Development Corporation.
He currently serves on the Governing Board of Directors of Operation Hope and a board member of
OASIS. He is the Chairman of the Board and serves as a member of the Investment Committee of
Andalusian Credit Company and a board member of Talino Labs and Blockchain.

Mr. Otting holds a bachelor of arts in management from the University of Northern Iowa and is a graduate of the School of Credit and Financial Management, which was held at Dartmouth College in
Hanover, New Hampshire.

QUALIFICATIONS:
Mr. Otting’s extensive banking, government and regulatory experience and contributions advance the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2024

Age:
68

Committees:
Executive (Chair)
Technology and
Operations

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Allen C. Puwalski
BUSINESS EXPERIENCE:
Mr. Puwalski started his 30-year career in banking as a field examiner and capital markets specialist for the FDIC in its New York region following the commercial real estate crisis of the late 1980s. When he left the FDIC in 2004, he was the Chief of Bank Analysis in the FDIC’s Division of Insurance and
was managing the analysis, publications, and policy development of a 15-person multi-disciplinary team of PhD economists, CPAs, CFAs, and commissioned bank examiners. The substantive work of this group included bank failure projection modeling, early development of bank stress testing, and the quantitative justification for risk-based deposit insurance pricing.
After several years as a global financial sector team lead for CFRA, an independent research firm specializing in forensic accounting research and analytics, Mr. Puwalski joined Paulson and Co. in
2007 as the firm’s first financials sector specialist. At Paulson, Mr. Puwalski executed complex transactions with high returns across the full capital structure in both liquid and PE-style investing in the U.S. and Europe. Mr. Puwalski was also a director at OneWest Bank, N.A. prior to its sale to CIT
Group Inc. in 2015, and headed the community bank strategy for SoFi Technologies during its bank chartering and listing process.
At present, Mr. Puwalski is a founding partner of Cybiont Capital, LLC, a company specializing in fundamental bank analysis and advising in community bank investing and he serves on the
Investment Advisory Committee of the Financial Accounting Standards Board ("FASB"). Mr. Puwalski
earned a Bachelor of Arts degree in economics and certificate of finance from the University of
Maryland, Baltimore County, and he is a Chartered Financial Analyst.
QUALIFICATIONS:
With his extensive experience in banking, finance, forensic accounting, and regulatory examinations,
Mr. Puwalski brings valuable insight to the Board of the Bank and furthers the Board’s objectives of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2024

Age:
61

Committees:
Audit
Compensation
Risk Assessment (Chair)

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Jennifer R. Whip
BUSINESS EXPERIENCE:
Ms. Whip is principal for Cambridge One, LLC, a banking and mortgage banking consulting firm that primarily helps lenders obtain their government sponsored entity approvals.  From April 2016 to
January 2017, Ms. Whip was managing director for Garrett, McAuley & Co., a consulting firm to the financial services industry. She was part of a team that helped banks and mortgage lenders increase revenues, control costs, and better manage risks. Prior to that, she retired from a career of 26 years with Fannie Mae. While at Fannie Mae, Ms. Whip was the lead executive responsible for driving the diversification and growth of its single-family business and expanding its offering of new products and tools to help its clients be successful.
Ms. Whip holds the Certified Mortgage Banker ("CMB") designation from the Mortgage Bankers
Association ("MBA") and volunteers with the Mortgage Bankers Association as a CMB Society instructor, sponsor, examiner, and content writer.  She has been a frequent guest speaker at industry conferences and has been in the mortgage industry for more than 30 years. Additionally, Ms. Whip serves on the Board of Directors or advisory boards for a few non-public companies within the financial services industry.
Ms. Whip holds a Bachelor of Arts degree in Economics, a Masters of Business Administration from
Villanova University, and a Certificate from the Executive Development Program at Harvard Business
School.
QUALIFICATIONS:
Ms. Whip provides broad experience in housing finance, strategic initiatives and risk management, bringing varied perspective to the Board’s oversight of these principal business areas, furthering the
Board’s objectives of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Bank.
Director since:
2022

Age:
65
Committees:
Audit
Risk Assessment
Technology and
Operations

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS AND THEIR BUSINESS EXPERIENCE
George F. Buchanan III. Mr. Buchanan, age 56, joined the Bank as Executive Vice President and Chief Risk Officer in March 2024.
Prior to joining the Bank, Mr. Buchanan spent 13 years at Regions Bank, where he held several roles of escalating responsibility, across various risk disciplines. Most recently, he served in Regions’ credit review area. Prior to this, he spent five years as Chief Risk Officer for Consumer Banking and Wealth Management, with responsibility for all aspects of risk management. Additionally, Mr. Buchanan led numerous areas within the credit division, including commercial, private wealth, small business, and business services. Mr. Buchanan brings over 30 years of financial services-related risk management and credit experience, having previously held roles at First Union,
AmSouth Bank, US Bank, and Regions Bank.
Mr. Buchanan is very active in professional and civic activities holding seats on several Boards and Committees. Currently, he serves on the Boards of Directors of Tru Fund Financial Services, Inc., the Auburn University Graduate Advisory Council and as a member of the RMA Journal Editorial Advisory Board.
Previously, he served on the Board of Directors of ProSight Financial Association, numerous Councils and Committees for the Risk
Management Association, and as Past President and Board Member of the Small Business Financial Exchange. He also was a long-
time member of the Consumer Bankers Association Small Business Committee.
Mr. Buchanan holds an MBA in Finance from Auburn University and a Bachelor’s Degree in Business Administration, Marketing from the
University of Illinois.
Reginald E. Davis. Mr. Davis, age 62, joined the Bank as Senior Executive Vice President and President of Banking on December 1,
2022. In this role, he is responsible for all non-mortgage lending, Government Banking, Treasury Management, strategic alliances, and all of Retail Banking. From April 2020 until the December 2022, Mr. Davis was Executive Vice President and President of Banking at
Flagstar Bank F.S.B.
Mr. Davis has 36 years of banking experience, including at SunTrust, now Truist, where he was head of business banking. He also served as President of RBC Bank USA, the U.S. banking division of the Royal Bank of Canada, and as a senior executive and member of the Operating Committee for Wachovia (now Wells Fargo), where he held a number of senior roles. He started his banking career at
First Union Bank.
Mr. Davis serves on the board of the Lincoln Financial Group and is a member of the 100 Black Men of Atlanta. Previously, he served as chair of the Morehouse College Dean’s Advisory Board and as a board member of the Atlanta Chamber of Commerce. He also serves as a member of the Board of Directors of the Flagstar Bank Foundation.
His past recognitions include being named by Black Enterprise Magazine as one of the 75 most powerful African Americans in corporate America, and in 2021 by Savoy Magazine in its list of Most Influential Black Corporate Directors.
Kris Gagnon. Mr. Gagnon, age 74, serves as Senior Executive Vice President and Chief Credit Officer of the Bank. He brings more than 36 years of banking leadership experience to the team having spent 30 years at Bank of America in various senior leadership roles, including as Enterprise Credit Risk Executive, Chief Risk Officer of the Global Corporate and Commercial Bank, and Chief Credit
Officer for the Commercial Banking, Leasing and Global Treasury Services Division. Following those roles, Mr. Gagnon served as Chief
Credit Officer at Banc of California from 2018 to 2020 and at CIT Bank (formerly OneWest Bank) from 2011 to 2017, as well as various credit risk related leadership roles since 1981.
Mr. Gagnon also serves as Chairman of the Investment Committee of Andalusian Credit Company.
Bryan Marx. Mr. Marx, age 50, joined the Bank as Executive Vice President and Chief Accounting Officer on December 1, 2022. From
2013 to November 30, 2022, Mr. Marx served as Chief Accounting Officer of Flagstar Bank, F.S.B. Prior to joining Flagstar, he was in public accounting for 15 years, most recently with PricewaterhouseCoopers LLP as a senior manager in their Banking and Capital
Markets practice working with clients in the Detroit area and overseas.
Mr. Marx currently serves on the board of Hope Ignites Detroit (previously Boys Hope Girls Hope Detroit), an organization centered on cultivating youth empowerment through the foundation of education and holistic support, and serves as the chairperson of the finance committee.
Mr. Marx graduated from Michigan State University with a Bachelor of Arts degree in accounting and previously served on the Michigan
State University Accounting and Information Systems External Advisory Board. He is also a member of the American Institute of
Certified Public Accountants.
Bao Nguyen. Mr. Nguyen, age 44, joined the Bank as Senior Executive Vice President, General Counsel and Chief of Staff on April 12,
2024. Mr. Nguyen brings more than 15 years of experience as a financial services attorney. Prior to joining Flagstar, he was a Partner

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
with Skadden, Arps, Slate, Meagher & Flom LLP where he advised global and regional financial institutions, fintech and digital asset companies and private equity firms on the regulatory aspects of complex transactions, charters, compliance matters and enforcement issues. Prior to joining Skadden, he held senior positions with the Office of the Comptroller of the Currency (the "OCC"), including as
Acting Chief Counsel and, most recently, as Principal Deputy Chief Counsel. During his time at the OCC, he also served as Acting Chief of Staff and Senior Advisor at the Federal Housing Finance Agency.
Earlier in his career, Mr. Nguyen held senior roles at the Board of Governors of the Federal Reserve System, and as a Banking Fellow
in the U.S. Senate, negotiating key reforms to the U.S. regulatory framework as part of the Dodd-Frank Act.
Mr. Nguyen graduated from North Carolina State University with a Bachelor of Arts in History and a law degree from UNC-Chapel Hill
School of Law.
Richard Raffetto. Mr. Raffetto, age 57, serves as Senior Executive Vice President and President of Commercial & Private Banking. In
this role, Mr. Raffetto oversees Flagstar's commercial banking, corporate banking and private banking activities, including related product groups. Mr. Raffetto joined the Bank in July 2024 after more than thirty years in banking and over twenty years in increasingly senior and executive leadership positions. From 2020 to 2024, Mr. Raffetto served as president and a director of City National Bank, the
U.S. commercial and private banking subsidiary of The Royal Bank of Canada. He most recently led CNB's commercial lines of business and products, including its leasing, treasury management, commercial cards and capital markets units. Prior to that time,
Mr. Raffetto spent approximately 13 years at U.S. Bank as an executive vice president in its commercial and corporate banking organization and 14 years at BNY Mellon in its corporate banking client management unit.
Mr. Raffetto holds an MBA in Finance from NYU's Stern School of Business and a BS in Finance from the University of Pennsylvania's
Wharton School of Business and also holds FINRA 7, 63 and 24 securities licenses.
Scott P. Shepherd. Mr. Shepherd, age 62, joined the Bank as Senior Executive Vice President and President of Commercial Real
Estate Banking on April 15, 2024. Mr. Shepherd is a senior executive with a more than 20-year track record building and leading teams in commercial real estate, creating value through lending, debt restructuring, workouts and acquisitions. Most recently, he served as
Managing Director, The Ruth Group, a commercial real estate investor and operator, where he focused on securing debt and equity financing to acquire value-add office and industrial conversion properties and complex restructurings. Prior to that he founded Archbell
Capital, a commercial real estate bridge lender focused on institutional quality deal sponsors across property types.
Mr. Shepherd also spent six years at OneWest Bank where he was the Head of the Commercial Real Estate Group. While there, he launched a CRE lending business that originated over $3.5 billion in loan commitments and led workouts of $2 billion of acquired loans.
He started his real estate finance career at Goldman Sachs, where he was an investment banker for ten years.
Mr. Shepherd graduated from Northwestern University with a Bachelor of Arts degree in economics and holds an MBA in management from the Wharton School of the University of Pennsylvania.
Lee M. Smith. Mr. Smith, age 50, has served as Senior Executive Vice President and Chief Financial Officer ("CFO") of the Bank since
December 28, 2024. Prior to that time he served as Senior Executive Vice and President of Mortgage from December 1, 2022, to
December 27, 2024. In the CFO role, he is responsible for all financial aspects of the Bank including strategy, balance sheet and liquidity management and cost optimization. He is also responsible for the Bank’s mortgage businesses.
Mr. Smith joined Flagstar in 2013 as Executive Vice President and Chief Operating Officer and held that position until his appointment as head of Mortgage in August 2020. As COO, he played an integral role in the turnaround of Flagstar in addition to his responsibilities for several key business units – including shared services, banking operations, mortgage operations and mortgage servicing – as well as leading Bank strategy, balance sheet and cost optimization, and mergers and acquisitions.
Prior to joining Flagstar, Mr. Smith was a partner with MatlinPatterson Global Advisers LLC, a private equity fund based in New York, where he managed a number of portfolio companies across a multitude of industries and served on various boards. Earlier in his career, he was a senior director at Zolfo Cooper LLC, an advisory and interim management firm. Additionally, he served as a vice president in
Ernst & Young’s national restructuring group in both New York and the United Kingdom.
Mr. Smith serves on the board of trustees of Cranbrook Schools and sits on both the finance and audit committees of the board of governors and is chairman of the Cranbrook Institute of Science. He is also chairman of the Detroit Local Initiatives Support
Corporation, which is dedicated to revitalizing distressed neighborhoods and communities in Detroit and is part of the national LISC network. He is a member of the Institute of Chartered Accountants in England and Wales.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
DIRECTOR SUCCESSION
The Nominating and Corporate Governance Committee periodically reviews with the Board the skills and characteristics appropriate for
Board members. The Board seeks differences in its members with respect to background, skills and expertise, industry knowledge, and experience. In addition, in connection with the March 2024 capital raise transaction, pursuant to their respective Investment
Agreements, the Liberty Investors have the right to nominate two representatives to be elected to the Board and the Reverence
Investors have the right to nominate one representative to be elected to the Board. The Liberty Investors nominated Steven T. Mnuchin and Eli H. Miller, and the Reverence Investors nominated Milton Berlinski as their director representative.
DIRECTOR COMPENSATION
For 2025, the Board retained the basic structure of the existing director compensation program while committing to annual review and benchmarking of the program to ensure consistency with the design features and compensation levels at peer companies and with industry best practices.
Our Approach to Director Compensation
We compensate our directors with the following objectives in mind.
•The level of director compensation should recognize the significant amount of work expected from a director at an institution the size and complexity of the Bank, taking into account the time commitment necessary to prepare for meetings that cover complex strategic and operations matters and the duration and frequency of such meetings.
•Director compensation should include a meaningful equity component that helps align the interests of directors with our shareholders, and directors are encouraged to retain equity through stock ownership guidelines, subject to regulatory and compliance limitations.
•The structure of the program must be transparent to shareholders so they understand the business reasons for specific director compensation decisions.
•The program is designed to ensure that director independence is not compromised by excessive compensation levels.
Our directors fulfill a critical oversight role for the Bank, in part through their service on Board committees that have been assigned specific functional responsibilities. The level of engagement of our directors reflects a keen awareness of their responsibilities as directors of a publicly traded financial institution that operates within a complex business and regulatory environment. The Bank's Audit,
Risk Assessment, Compensation and other Committees meet frequently to ensure appropriate oversight of the areas that fall within the scope of their respective charters. Given the complexity of the matters considered by these committees, each meeting represents a substantial time commitment for committee members, requiring significant preparation in advance to facilitate an understanding of items on the meeting agenda. In addition to committee service, directors are expected to prepare for and attend regularly scheduled board meetings that requires significant preparation.
Director Compensation Review
The Compensation Committee monitors changes in the structure of director pay programs industry-wide and among our peers as part of the Committee’s annual review of director compensation. The Committee’s review, with assistance by its independent consultant, is designed to identify and incorporate best practices while ensuring that the program is aligned with our director pay objectives. The
Committee considers the cost of the director compensation program on an individual director basis and on an aggregate basis. To maintain consistency with peer group practices, the Committee has maintained a balanced mix of cash retainers and equity compensation for directors.
2025 Director Compensation
In 2025, each non-employee director received an annual cash retainer of $97,500 for service on the Board. The Lead Independent
Director received an annual retainer of $52,500 in addition to the $97,500 annual retainer paid to non-employee directors. Each non-
employee director also receives equity compensation in the form of a restricted stock award with a one-year vest.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
The table below shows the 2025 retainer schedule for Board committee service:

BOARD COMMITTEE	CHAIR ($)	MEMBER ($)
Audit	$35,000	$15,000
Compensation	25,000	10,000
Nominating and Corporate Governance	25,000	10,000
Risk Assessment	35,000	15,000
Technology and Operations	25,000	10,000
The following table provides details of the 2025 compensation received by individuals who served as non-employee directors of the
Bank for Board and Board committee service, including one director who resigned from service during 2025.

NON-EMPLOYEE DIRECTORS	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(1) ($)	ALL OTHER COMPENSATION(2) ($)	TOTAL ($)
Milton Berlinski(3)	133,651	130,003	627	264,281
Brian Callanan(4)(5)	114,781	130,003	—	244,784
Alessandro P. DiNello	107,500	130,003	26,750	264,253
Alan Frank	162,500	130,003	936	293,439
Marshall Lux	157,116	130,003	68	287,187
Steven T. Mnuchin(5)	185,000	130,003	627	315,630
Allen C. Puwalski	192,500	130,003	953	323,456
Jennifer R. Whip	137,500	130,003	68	267,571
(1)Represents the full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. The awards were made in the form of restricted stock or restricted stock units vesting on the first anniversary of the grant date.
(2)The All Other Compensation column includes dividends paid with respect to equity awards. The dividends paid to Mr. DiNello are an aggregate of share grants related to his service as a director and as President and Chief Executive Officer during 2024.
(3)Mr. Berlinski was designated as a director by Reverence Capital Partners LP, and director compensation received by Mr. Berlinski for Board
Services was assigned to Reverence Capital Partners, L.P.
(4)Mr. Callanan resigned from the Board effective November 2, 2025, and his stock award was forfeited.
(5)Messrs. Callanan and Mnuchin were designated as directors by Liberty 77 Capital L.P., and the cash portion of director compensation received by both for Board service was assigned to Liberty 77 Capital L.P.
Director Stock Ownership Guidelines. Our directors are subject to stock ownership guidelines that require them to hold Bank stock with a value equal to five times their annual cash retainer. All non-employee directors are either in compliance with this requirement or within the five-year phase-in period applicable to new directors.
Director Benefits. The Bank provides limited life insurance coverage for directors.
Director Equity Compensation. Directors participate in the Bank’s equity compensation program and such awards are an integral part of each director’s annual compensation.
Compensation Committee Interlocks and Insider Participation. No executive officer of the Bank serves, or has served, as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Bank. No executive officer of the Bank serves, or has served, as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Bank.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
TRANSACTIONS WITH CERTAIN RELATED PERSONS
The federal banking laws require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms (including interest rates and collateral) and follow substantially the same credit underwriting procedures as those prevailing at the time for comparable transactions with other persons. Furthermore, they must not involve more than the normal risk of repayment or present other unfavorable features. Accordingly, the Bank, from time to time, has made and may continue to make mortgage loans to its directors, officers, and employees, including consumer loans or loans to purchase or refinance personal residences, and may make loans secured by income-producing properties to entities in which a director or officer has an ownership interest (or, in the case of directors, a management interest), provided that all such loans are made in accordance with federal banking laws and are made in the ordinary course of business; do not involve a more than normal risk of collectability, or present other unfavorable features; and are made on substantially the same terms (including interest rates and collateral requirements) as those prevailing at the same time for comparable transactions with unaffiliated persons.
In accordance with Bank policies, the Board of Directors has reviewed a summary of any and all such transactions the Bank has entered or may enter into with its directors and executive officers (and their immediate family members) and with firms that employ directors, as well as any other related-person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable, and within Bank policy, and should be ratified and approved.
The Board of Directors also reviews any transactions reported to the Board by the Bank’s Corporate Secretary that are required to be reported under SEC regulations. Additionally, in accordance with federal regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000), and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.
Pursuant to the Bank’s Code of Business Conduct and Ethics and other business standards applicable to them, all executive officers and directors of the Bank must disclose any existing or emerging conflicts of interest to the Chief Executive Officer. Such potential conflicts of interest include, but are not limited to, any position or interest (financial or otherwise) which could materially conflict with an executive officer’s or director’s performance, or which affects such executive officer’s or director’s independence or judgment concerning transactions between the Bank, its customers, suppliers, or competitors.
March 2024 Capital Raise Transaction. On March 7, 2024, we entered into separate investment agreements with (a) the Liberty
Investors, (b) affiliates of funds managed by Hudson Bay Capital Management, LP (the “Hudson Bay Investors”), (c) the Reverence
Investors and (d) certain other investors (collectively, the “Investment Agreements”). On March 11, 2024, we entered into separate amendments to the Investment Agreements with the Liberty Investors, the Hudson Bay Investors and the Reverence Investors. Steven
T. Mnuchin is the Founder and Managing Director of Liberty Strategic Capital, the investment manager of the Liberty Investors, and Eli
H. Miller is Senior Managing Director of Liberty Strategic Capital. Milton Berlinski is the Co-Founder of Reverence Capital Partners, L.P.
Pursuant to the Investment Agreements, on the terms and subject to the conditions set forth therein, the Investors invested an aggregate of approximately $1.05 billion in our former holding company for the sale and issuance of: (a) 76,630,965 shares of Common
Stock (which was subsequently reduced by our July 2024 reverse stock split), at a purchase price per share of $2.00; (b) 192,062 shares of Series B Preferred Stock, at a price per share of $2,000 and each share of which is currently convertible into 333.3333 shares of Common Stock (or, in certain limited circumstances, one share of Series C Preferred Stock); (c) 256,307 shares of Series C
Preferred Stock, at a price per share of $2,000; all of which shares of Series C Preferred Stock were subsequently converted into approximately 256 million shares of Common Stock (which was subsequently reduced by our July 2024 reverse stock split); and (d)
warrants, which were not exercisable for 180 days after the closing, affording the holder thereof the right, until the seven-year anniversary of the issuance of such Issued warrant, to purchase for $2,500 per share, as adjusted, shares of Series D NVCE Stock.
Each share of Series D NVCE Stock is convertible into 333.3333 shares of Common Stock, and all of which shares of Series D NVCE
Stock, upon issuance, will represent the right (on an as converted basis) to receive approximately 105 million shares of Common Stock after giving effect to our July 2024 reverse stock split.
At the closing, the Liberty Investors became entitled to nominate two representatives to be elected to the Board of Directors, so long as the Liberty Investors and its affiliates beneficially own at least the lesser of (i) 2.5% of the outstanding shares of Common Stock (on an as-converted basis) or (ii) 25% of the shares of Common Stock (on an as-converted basis) that the Liberty Investors beneficially owned immediately following the Closing. The Liberty Investors have nominated Steven T. Mnuchin and Eli H. Miller as their two director representatives.
At the closing, the Reverence Investors became entitled to nominate one representative to be elected to the Board of Directors, so long as the Reverence Investors and their affiliates beneficially own at least the lesser of (i) 2.5% of the outstanding shares of Common
Stock (on an as-converted basis) or (ii) 25% of the shares of Common Stock (on an as-converted basis) that the Reverence Investors beneficially owned immediately following the Closing. The Reverence Investors have nominated Milton Berlinski as their director representative.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Bank’s executive officers and directors, and persons who own more than 10% of a registered class of the Bank’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater than 10% shareholders are required by the SEC regulations to furnish the Bank with copies of all Section 16(a) forms they file.
Delinquent Section 16(a) Reports. Based solely on its review of copies of the reports of ownership furnished to the Bank, or any written representations received by the Bank that no other reports were required, the Bank believes that during the 2025 fiscal year, its executive officers and directors complied with applicable reporting requirements for transactions in the Bank’s securities, except that
Mr. George Buchanan had one late Form 4 filing reporting one transaction (resulting from an administrative error), and Mr. Richard
Raffetto missed filing four Form 4s each reporting one transaction, those transactions were subsequently reported in one Form 4 filing on February 6, 2026.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proposal 2: Ratification of the Appointment
of Independent Registered Public Accounting Firm

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Bank.
The Bank’s independent registered public accounting
firm for the fiscal year ended December 31, 2025, was
KPMG LLP. The Audit Committee has reappointed
KPMG LLP to continue as the independent registered
public accounting firm of the Bank for the year ending
December 31, 2026, subject to ratification of such
appointment by the Bank’s shareholders.
Representatives of KPMG LLP will be present at the
Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting. If the ratification and appointment of the independent registered public accounting firm is not approved by shareholders at the Annual Meeting, the Audit Committee will consider other independent registered public accounting firms. In addition, even if the ratification of the independent registered public accounting firm is approved by shareholders at the Annual Meeting, the Audit Committee may also consider and appoint other independent registered public accounting firms in the future if it determines that such appointment is in the best interests of the Bank and its shareholders.
Unless marked to the contrary, the shares represented by the enclosed proxy card, if properly signed and dated, will be voted
FOR ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Bank.
The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Bank’s independent registered public accounting firm. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the independent registered public accounting firm. In 2025, all audit-related services, tax services, and other services were approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.
VOTE REQUIRED FOR APPROVAL
To be approved, Proposal 2 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the
Annual Meeting and entitled to vote on the Proposal. You may vote “For,” “Against,” or “Abstain” from voting on this Proposal.
Abstentions will have the same effect as a vote against this Proposal and broker non-votes will have no effect on the outcome of this
Proposal.
AUDIT COMMITTEE REPORT TO SHAREHOLDERS
The Audit Committee of the Bank’s Board of Directors is composed of Messrs. Frank (Chair) and Puwalski, and Ms. Whip, all of whom are non-employee, independent directors, and operates in such role under a written charter adopted by the Board of Directors.
The Bank’s management is responsible for the Bank’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Bank’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles ("GAAP"). The independent registered public accounting firm is also responsible for issuing an opinion on the effectiveness of the Bank’s internal control over financial reporting based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of
Sponsoring Organizations of the Treadway Commission. The Audit Committee oversees the Bank’s internal controls and financial reporting process on behalf of the Board of Directors.  During 2025, the Audit Committee executed its oversight responsibilities related to the previously disclosed material weaknesses in internal control over financial reporting until they were fully remediated as of
December 31, 2025.
Management has discussed with and represented to the Audit Committee that the Bank’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the KPMG LLP representatives, including with respect to matters required to be discussed under Public Company
Accounting Oversight Board ("PCAOB") Auditing Standard No. 1301, Communications with Audit Committees ("AS 1301") and detailed discussion of the firm’s evaluation and conclusions about significant and critical accounting policies and practices, critical accounting estimates, significant unusual transactions, and the Bank’s financial reports.
In addition, the Audit Committee has received from KPMG LLP written disclosures regarding its independence required by PCAOB
Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
independent registered public accounting firm its independence from the Bank and its management. In concluding that the firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm in 2025 were compatible with its independence.
The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluation of the Bank’s internal control over financial reporting, the overall quality of the Bank’s financial reporting process, and the overall scope and plans for its 2026 audit.
In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Bank’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, which, in its reports, expresses an opinion on the conformity of the Bank’s financial statements to GAAP, and an opinion on the effectiveness of the Bank’s internal control over financial reporting. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Bank’s financial statements are presented in accordance with GAAP, that the audit of the Bank’s financial statements has been carried out in accordance with the standards of the
PCAOB, or that the Bank’s independent registered public accounting firm is in fact independent.
On the basis of the foregoing, the Audit Committee, by vote of the Audit Committee Chairman Frank, Mr. Puwalski, and Ms. Whip,
approved and recommended to the Board that the audited consolidated financial statements be included in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the OCC and SEC.
In reliance on the reviews, discussions and recommendations referred to above, the Board of Directors approved that the audited consolidated financial statements be included in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the OCC and SEC. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of KPMG as the Bank’s independent registered public accounting firm to audit the Bank’s consolidated financial statements for the year ending December 31, 2026. As of the date of this proxy statement, the Audit Committee consists of the following members:
The Audit Committee
Alan Frank, Chair
Allen C. Puwalski
Jennifer R. Whip
AUDIT AND NON-AUDIT FEES
The following table presents fees for professional services rendered by KPMG LLP for the audit of the Bank's consolidated financial statements for fiscal years 2025 and 2024, and fees billed for audit-related services, tax services, and all other services rendered by
KPMG LLP for fiscal years 2025 and 2024.

YEAR ENDED
	2025	2024
Audit Fees	$8,585,000(1)(2)	$9,827,000(1)(2)(3)(4)(5)
Audit-Related Fees	$425,400(6)	$561,290(6)
Tax Fees	—	—
All Other Fees	—	—
(1)Includes fees for professional services rendered in connection with the audit of the Bank's annual financial statements and the review of its financial statements included in the Bank's annual and quarterly reports to shareholders on SEC Form 10-K and Form 10-Q (including services relating to the audit of internal controls over financial reporting).
(2)Includes fees for professional services rendered in connection with the issuance of consents and comfort letters for the Bank's SEC filings.
(3)Includes fees for professional services rendered for the audit of the consolidated financial statements of the Bank's wholly owned broker-
dealer subsidiary, Flagstar Advisors, Inc.
(4)Includes fees for professional services rendered in connection with the audit of the statement of assets acquired and liabilities assumed from
Signature Bridge Bank, N.A. as of March 20, 2023.
(5)Includes fees for professional services rendered in connection with the audit of the abbreviated financial statements of the mortgage servicing business of Flagstar Bank, N.A.
(6)Includes fees billed for professional services rendered in connection with audits of the Bank's stock ownership, employee benefit, and retirement plans' financial statements, and compliance with U.S. Department of Housing and Urban Development-assisted programs.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proposal 3: Advisory Vote on Approval of
Compensation of the Bank’s Named Executive
Officers
As required under Section 14A of the Securities Exchange Act of 1934 as amended, we provide our shareholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. The Board has determined that shareholders should be provided with this opportunity on an annual basis. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:
“RESOLVED, that the compensation paid to the Bank’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and Section 14A of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
The Compensation Committee annually reviews our executive

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the compensation of our named executive officers compensation program to ensure that the program
demonstrates a proper alignment of pay and performance,
operates within a framework of sound governance and is
consistent with industry best practices. As described more
fully in the Compensation Discussion and Analysis, our
executive compensation program is structured (i) to align of the interests of executives with the interests of our
shareholders; (ii) to attract, retain and motivate an effective executive team; (iii) to provide a direct link between pay opportunities and financial results over the short-and long-term; and (iv) to reduce incentives for unnecessary and excessive risk-taking. The Board of Directors strongly endorses the Bank’s executive compensation practices and asks shareholders to approve the “say-on-pay” resolution.
Because your vote on this proposal is an advisory vote, it is not binding on the Board or the Compensation Committee. However, shareholders should be assured that the Compensation Committee will evaluate the vote of our shareholders on this proposal when determining the nature and scope of future executive compensation programs.
VOTE REQUIRED FOR APPROVAL
To be approved, Proposal 3 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the
Annual Meeting and entitled to vote on the Proposal. You may vote “For,” “Against,” or “Abstain” from voting on this Proposal.
Abstentions will have he same effect as a vote against this Proposal and broker non-votes will have no effect on the outcome of this
Proposal. Your vote on Proposal 3 is an advisory vote, which means that the Bank and the Board of Directors are not required to take any action based on the outcome of the vote.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proposal 4: Approval of an Amendment to the
Flagstar Bank, N.A. 2020 Omnibus Incentive Plan
The Board is asking shareholders to approve an amendment to the Flagstar Bank, N.A. 2020 Omnibus Incentive Plan (the “2020 Plan”)
that would increase the shares reserved for issuance by 12 million shares. The share reserve increase is the only modification to the
2020 Plan contemplated by the amendment. All other terms and conditions of the 2020 Plan will remain unchanged.
Increasing the number of shares available for issuance under the

The Board of Directors unanimously recommends that shareholders vote “FOR” the adoption of the amendment to the Flagstar Bank, N.A. 2020 Omnibus Incentive Plan.
2020 Plan is necessary to enable the continued use of equity compensation awards, including those that vest based on attainment of prescribed performance goals, to provide competitive levels of compensation to key talent and promote alignment between
management and shareholder interests.
Execution of the Bank’s operational, risk and financial objectives requires an investment in human capital and successful attraction and retention of high-demand talent in a very competitive business environment. Granting equity-based compensation to senior executives, key-employees, and non-employee directors encourages ownership in the Bank by key personnel whose contribution is essential to the Bank’s continued progress and, thereby, encourage recipients to act in our shareholders’ interests. Our people are our greatest asset in the delivery of sustainable, long-term value to our shareholders.
After considering the number of shares currently available under the 2020 Plan and assessing the anticipated equity compensation needs under several scenarios, we believe that approval of the amendment will provide the Bank with the flexibility necessary to meet the objectives of our incentive compensation program. Based on our historic use of equity-based compensation, the Board estimates that the new shares requested under the 2020 Plan will be sufficient to provide awards for approximately three years. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Bank’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of shares returned to the 2020 Plan due to forfeitures. The last proposal adopted by the shareholders in 2024 also amended the 2020 Plan to increase shares sufficient to provide awards for two years.
If this proposal is approved by our shareholders, the 2026 Amendment to the 2020 Plan, which is attached as Appendix A to this proxy statement, will become effective on June 9, 2026, thereby increasing the overall number of shares available for issuance under the
2020 Plan by 12 million shares to 19.86 million shares. If our shareholders do not approve this proposal, the 2020 Plan will remain in effect in its current form. However, without approval of the amendment, there are insufficient shares available under the 2020 Plan to make annual awards under the Bank’s existing compensation programs. In this event, the Compensation Committee may consider other alternatives such as cash-based programs to attract, retain, and compensate eligible officers, employees and non-employee directors.

SHARES AVAILABLE IN EQUITY COMPENSATION PLANS (AS OF DECEMBER 31, 2025)
Total number of stock options and stock appreciation rights outstanding	—
Total number of shares subject to full value awards outstanding (including RSUs and PBRSUs)(1)	7,116,286
Total number of shares remaining available for future grant under the 2020 Plan and the Flagstar Bancorp, Inc. 2016 Stock Award and Incentive Plan	7,864,135
Total number of shares of Common Stock outstanding as of the Record Date	416,784,450
(1)The number of shares subject to full-value awards outstanding includes PBRSUs outstanding assuming performance at maximum performance level.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
No Change to Material Plan Features
•The 2020 Plan expressly requires shareholder approval to increase the share reserve and does not include any “evergreen”
provisions relating to the share reserve.
•The 2020 Plan is administered by the Compensation Committee, which consists solely of independent directors.
•The 2020 Plan follows best practices with respect to share counting:
◦Any shares surrendered to pay an option exercise price or satisfy tax withholding, or repurchased by the Bank with option exercise proceeds, will not be added back to the 2020 Plan reserve.
◦The 2020 Plan provides that the gross number of stock options or stock appreciation rights exercised or settled, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the 2020 Plan.
•Awards under the 2020 Plan are subject to a minimum one-year vesting period with a limited exception for up to 5% of the available shares.
•Stock options and stock appreciation rights must be granted at the fair market value of the Bank’s Common Stock on the grant date.
•Repricing of stock options and stock appreciation rights is prohibited without shareholder approval, including by means of an exchange for a different type of award.
•The 2020 Plan incorporates a definition of “change in control” that relies on customary triggers to establish the occurrence of a
“change in control” with respect to the Bank, including a requirement that any merger or similar transaction must be consummated, and not merely entered into, to constitute a change in control.
•The 2020 Plan incorporates “double trigger” vesting for awards that are not replaced or assumed in connection with a change in control. If the awards are replaced or assumed, full vesting will only occur upon the participant’s subsequent involuntary termination, other than for cause (as defined in the 2020 Plan) or termination for good reason (as defined in the 2020 Plan)
within two years of the change in control effective date.
•The 2020 Plan includes clawback provisions that are consistent with Bank policy and applicable law.
•The 2020 Plan places an annual limit of $350,000 on the value of equity grants that can be made to any individual non-
employee director.
The Share Reserve Increase for the 2020 Plan is Consistent with Market Practice
The share reserve under the 2020 Plan reflects a balancing of the Bank’s desire to continue granting equity awards with the interests of our shareholders in minimizing dilution. In determining the appropriate number of shares to make available under the 2020 Plan, the
Compensation Committee considered potential dilution and burn rate data (see below). The Bank believes that, taking into account the proposed 12 million share increase, the 2020 Plan share reserve represents an acceptable level of dilution to our existing shareholders in light of the continuing benefits to our future performance that we expect the 2020 Plan to support.
Overhang. Overhang is a measure commonly used to assess the dilutive impact of equity programs such as the proposed 2020 Plan.
Overhang shows how much existing shareholder ownership would be diluted if all outstanding equity awards and all shares reserved under equity plans but not yet granted were introduced into the market. Our overhang was 6.6%. As detailed below, the additional 12 million shares being requested in this proposal would increase our aggregate overhang by 2.6% to approximately 8.6%, which we believe aligns with market practice in the banking sector.

POTENTIAL OVERHANG WITH 12 MILLION ADDITIONAL SHARES
Outstanding Full Value Awards(1)	19,449,619
Shares Available for Grant under the 2020 Plan	7,864,135
Additional Shares Requested	12,000,000
Total Potential Overhang(2)	39,313,754
Shares Outstanding as of the Record Date	416,784,450
Fully Diluted Potential Shares Outstanding(3)	456,098,204
Potential Dilution of 12 million additional shares as a Percentage of Fully Diluted Potential Shares Outstanding	2.63%
Total Potential Overhang as a Percentage of Fully Diluted Potential Shares	8.62%
(1)“Full Value Awards” includes restricted stock, restricted stock unit and performance share unit awards, in each case, as of December 31, 2025.
It also includes 12,333,333 shares of Common Stock for options granted outside of the Omnibus Plan as inducement awards in 2024.
(2)“Total Potential Overhang” includes the sum of the total number of shares subject to equity awards outstanding as of December 31, 2025, the number of shares currently available to grant under the 2020 Plan and the number of additional shares requested.
(3)“Fully Potential Diluted Shares Outstanding” reflects the sum of the total number of shares outstanding as of the Record Date and the total potential overhang if the share increase amendment is approved.
Burn Rate. Burn rate refers to how quickly a company uses the supply of shares authorized for awards under its stock plans. The burn rate is calculated by dividing the number of shares subject to equity awards granted in a particular year by the weighted-average

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
number of shares outstanding during the year. Over the last two years, the Bank has maintained an average annual burn rate of 1.43%
of shares of Common Stock outstanding. Based on our historical burn rate forfeiture rates, the additional 12 million shares authorized upon approval of the amendment to the 2020 plan and the existing share reserve of 7,864,135 shares are expected to cover awards for performance year 2025 and the next three years. 12 million shares over three years represents a burn rate of approximately 0.96%, which we believe is consistent with market practice.

	FISCAL 2024	FISCAL 2025	2-YEAR AVERAGE
Time-based restricted stock and restricted stock units granted	5,280,114	5,218,859
Performance shares granted	—	—
Total granted	5,280,114	5,218,859
Weighted average shares outstanding	330,713,517	415,327,556
Burn Rate	1.60%	1.26%	1.43%
Summary of the 2020 Plan
The following is a summary of the material provisions of the 2020 Plan. A copy of the 2020 Plan is attached to this Proxy Statement as
Appendix A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the
2020 Plan and the 2020 Plan will control if there is any inconsistency between this summary and the 2020 Plan. The provisions of the plan that are affected by the proposed amendment are noted in bold italics in Sections 6(a) and 15(a) of the 2020 Plan.
Administration. The 2020 Plan is administered by the Compensation Committee of the Board or any other committee of the Board or one or more of our officers to whom the Board or Committee has delegated authority, which are collectively referred to as the
“Administrator.” The Administrator has the authority to interpret the 2020 Plan or award agreements entered into with respect to the
2020 Plan; make, change, and rescind rules and regulations relating to the 2020 Plan; make changes to, or reconcile any inconsistency in, the 2020 Plan or any award or agreement covering an award; and take any other actions needed to administer the 2020 Plan.
Eligibility; Non-Employee Director Award Limits. The Administrator may designate any of the following as a participant under the
2020 Plan: any officer or employee, or individuals engaged to become an officer or employee, of the Bank or our affiliates; and
consultants of the Bank or our affiliates, and our directors, including our non-employee directors. Subject to adjustment described below, no non-employee director may be granted awards that could result in such Participant receiving awards with a fair market value in excess of $350,000 in respect of any fiscal year of the Bank. In general, fair market value is, on any date, based on the closing price of a share of Common Stock on the national securities exchange where the shares are traded or the preceding trading date if no trades occurred on the specified date.
Types of Awards. The 2020 Plan permits the Administrator to grant stock options, stock appreciation rights, performance shares, performance units, shares of Common Stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2020 Plan. Only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our Bank or any affiliate, including the plan of an acquired entity).
Shares Reserved under the 2020 Plan. The 2020 Plan initially provided that 12,000,000 shares of our Common Stock were reserved for issuance under the 2020 Plan, plus a limited number of shares that were or subsequently became available for grant under our terminated prior 2012 equity plan. In 2023, an amendment was approved by shareholders that increased the number of shares reserved for issuance under the 2020 Plan by 17.5 million shares. In 2024, an amendment was approved by the shareholders that increased the number of shares reserved for issuance under the 2020 Plan by 35.8 million shares which included shares needed to cover a deficit from 2023.  As of March 31, 2026, 2,846,247 shares remain available for new equity awards under the 2020 Plan. If shareholders approve the proposed 2020 Plan amendment, the current reserve would be increased by 12 million shares. The number of shares reserved for issuance under the 2020 Plan is reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the
2020 Plan share reserve at the time the award is granted. If (i) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (ii) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (iii) shares are forfeited under an award, or (iv) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the 2020 Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding stock appreciation right, shares we purchase using proceeds from stock option exercises, and shares tendered or withheld to satisfy any federal, state, or local tax withholding obligations may not be reissued under the 2020 Plan.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Options. The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price of a stock option may never be less than the fair market value of a share of
Common Stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.
Stock Appreciation Rights. The Administrator may grant stock appreciation rights (“SARs”). A SAR is the right of a participant to receive cash in an amount, and/or Common Stock with a fair market value, equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. The 2020 Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant price, which may never be less than the fair market value of our Common Stock as determined on the date of grant, (iii) a term that must be no later than 10 years after the date of grant, and (iv) whether the SAR will settle in cash, Common Stock or a combination of the two.
Performance and Stock Awards. The Administrator may grant awards of shares of Common Stock, restricted stock, restricted stock units (“RSUs”), performance shares, or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) and/or upon the completion of a period of service. An RSU grants the participant the right to receive cash and/or shares of Common Stock the value of which is equal to the fair market value of one share of Common Stock, to the extent performance goals are achieved and/or upon the completion of a period of service. Performance shares give the participant the right to receive shares of Common Stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash and/or shares of Common Stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent performance goals are achieved.
The Administrator determines all terms and conditions of the awards including (i) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (ii) the length of the vesting and/or performance period, subject to the minimum vesting period requirement (described below), and, if different, the date that payment of the benefit will be made, (iii) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock, and (iv) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of Common Stock (including restricted stock), or in a combination of the two.
Cash Incentive Awards. The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (as described above), the performance period, the potential amount payable, and the timing of payment.
Performance Goals. For purposes of the 2020 Plan, the Administrator may establish performance goals which relate to one or more of the following measures with respect to our Bank or any one or more of our subsidiaries, affiliates, or other business units and such goals may be established on an absolute or relative basis. Performance goals may also relate to a participant’s individual performance.
The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or
mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the
2020 Plan or any other compensation arrangement maintained by the Bank or an affiliate.
Dividend Equivalent Units. The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of Common Stock, equal to the cash dividends or other distributions that we pay with respect to a share of Common Stock. The Administrator determines all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, dividend equivalent unit awards that relate to performance shares or performance units may not provide for payment prior to vesting of such shares or units, and dividend equivalent unit awards granted in tandem with another award may not include vesting provisions more favorable than the vesting provisions of the tandem award.
Other Stock-Based Awards. The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
Minimum Vesting. All awards granted under the 2020 Plan must have a minimum vesting period of one year from the grant date, except for awards with respect to up to 5% of the total number of shares of Common Stock reserved under the 2020 Plan. The

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Administrator may, however, accelerate the vesting or deem an award earned, in whole or in part, upon a participant’s death, disability, or, in the limited circumstances described below, at the time of a change of control.
Transferability. Awards are not transferable, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) transfer an award without receiving any consideration.
Adjustments. If (i) we are involved in a merger or other transaction in which our shares of Common Stock are changed or exchanged;
(ii) we subdivide or combines shares of Common Stock or declare a dividend payable in shares of Common Stock, other securities, or other property (other than stock purchase rights issued pursuant to a shareholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of Common Stock or any other dividend or distribution in the form of cash or a repurchase of shares of Common Stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2020 Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the 2020 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of Common Stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals applicable to an award. In any such case, the
Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2020 Plan. The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of Common Stock otherwise reserved or available under the 2020 Plan.
Effect of a Change in Control
•Awards Assumed by Successor. Upon a change in control (as defined in the 2020 Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:
Each assumed award must qualify as a “replacement award” (as defined in the 2020 Plan) such that (i) it is of the same type as the replaced award or, if it is of a different type than the replaced award, the Committee (as constituted immediately prior to the change in control) finds such type acceptable; (ii) it has a value at least equal to the value of the replaced award; (iii) it relates to publicly traded equity securities listed on a U.S. national securities exchange of the Bank or its successor in the change in control or another entity that is affiliated with the Bank or its successor following the change in control; and (iv) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award
(including the provisions that would apply in the event of a subsequent change in control).
i.If the securities to which the awards relate after the change in control are not listed and traded on a national securities exchange, then (A) the participant will be provided the option, upon exercise or settlement of an award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (B) for purposes of determining such fair value, no reduction will be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.
ii.With respect to replaced awards, upon the participant’s termination of employment within two years following the change in control (A) by the successor or surviving corporation without cause (as defined in the 2020 Plan), (B) by the participant for good reason (as defined in the 2020 Plan) or (C) by reason of death or disability (as defined in the
2020 Plan), all of the participant’s awards that are in effect as of the date of such termination will vest in full or be deemed earned in full (assuming the target performance goals specified under such award were met, if applicable) as of the effective date of termination. In the event of any other termination of employment within two years after a change in control that is not described above, the terms of the applicable award agreement will apply.
•Awards Not Assumed by Successor. To the extent the successor as a result of the change in control transaction does not assume the awards or issue replacement awards, then immediately prior to the date of the change in control:
i.Each option or SAR, other than a performance-based option or SAR, that is then held by a Participant who is employed by or in the service of the Bank or an affiliate will immediately vest, and, unless otherwise determined by the Board or Administrator, all Options and SARs will be cancelled on the date of the change in control in exchange for a cash payment equal to the excess of the change in control price (as defined below) of the Shares covered by the
Option or SAR that is so cancelled over the purchase or grant price of such Shares under the award; provided, however, that all Options and SARs that have a purchase or grant price that is greater than the change in control price will be cancelled for no consideration;
ii.Restricted Stock and Restricted Stock Units that are not subject to performance-based vesting conditions will vest in full;
iii.All performance-based awards for which the performance period has expired will be paid based on actual performance (and assuming all employment or other requirements had been met in full). All outstanding performance-

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
based awards that are not vested and as to which the level of the award depends upon the satisfaction of one or more performance goals will immediately vest and all performance goals will be deemed satisfied (A) by reference to the Bank’s actual performance relative to such performance goals through the most recent date prior to the change in control for which the level of attainment of such performance goals can be determined by the Committee (as constituted immediately prior to the change in control) in its sole discretion or (B) if the Committee is unable to make such determination, at the target level of performance. The award will be settled in cash, Shares or a combination thereof, as determined by the Committee, within ten (10) days following such change in control (except to the extent that settlement of the award must be made pursuant to its original schedule in order to comply with Internal Revenue
Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied;
iv.All dividend equivalent units that are not vested will vest (to the same extent as the award granted in tandem with the dividend equivalent unit, if applicable) and be paid; and
v.All other awards not described in the foregoing paragraphs above that are not vested will vest and if an amount is payable under such vested award, such amount will be paid in cash based on the value of the award.
Term of Plan. The 2020 Plan expires on June 3, 2030, the 10th anniversary of the original date of shareholder approval.
Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate the 2020 Plan at any time, subject to the following limitations: (i) the Board must approve any amendment to the 2020 Plan if such approval is required by prior action of the Board, applicable corporate law, or any other applicable law; (ii) shareholders must approve any amendment to the
2020 Plan, which may include an amendment to materially increase the number of shares reserved under the 2020 Plan, if such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and (iii) shareholders must approve any amendment to the 2020 Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibition.
Subject to the requirements of the 2020 Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person(s) that may have an interest in the award, so long as any such action does not increase the number of shares of Common Stock issuable under the 2020 Plan. The Administrator need not obtain participant (or other interested party) consent for any such action (i) that is permitted pursuant to the adjustment provisions of the 2020 Plan; (ii) to the extent the action is deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our Common Stock is then traded; (iii) to the extent the action is deemed necessary to preserve favorable accounting or tax treatment of any award for us; or (iv) to the extent the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award.
The authority of the Board and the Committee to terminate or modify the 2020 Plan or awards, and to otherwise administer the 2020
Plan, with respect to outstanding awards, will extend beyond the termination date of the 2020 Plan. In addition, termination of the 2020
Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2020 Plan except as they may lapse or be terminated by their own terms and conditions.
Repricing Prohibited. Except for the adjustments provided for in the 2020 Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.
Certain Federal Income Tax Consequences
The following summarizes certain U.S. federal income tax consequences relating to the 2020 Plan under current tax law.
Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the exercise date.
In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option. If the participant fails to hold the shares of Common

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of
Common Stock on the exercise date over the exercise price. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.
Stock Appreciation Rights. The grant of a SAR will create no income tax consequences to the Bank or the recipient. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. If shares are delivered under the SAR, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.
Restricted Stock. Generally, a participant will not recognize income and the Bank will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by
us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss.
Performance Shares. The grant of a performance share award will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares after the end of the applicable performance period and any applicable vesting period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents, if any, paid on performance shares. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.
Performance Units and RSUs. The grant of a performance unit or RSU will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received.
Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid.
Other Stock Based Awards. A participant who receives shares of Common Stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received. Upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the tax basis of the shares, i.e., the fair market value of the shares on the date the employee received the shares.
Company Tax Deductions. The Bank is generally entitled to a deduction based on the amount of ordinary income a participant recognizes with respect to an award. When considering our executive compensation program, we consider several factors, including the after-tax cost of such programs. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). Changes to Section 162(m) in 2017 federal tax legislation eliminated many of the exceptions to the $1 million deduction limit, except for certain grandfathered arrangements. Accordingly, most of the compensation payable to our NEOs in excess of $1 million per person in a year will not be fully deductible. Beginning on or after January 1, 2027, the American Rescue Plan
Act of 2021 will expand the applicability of Section 162(m) of the Internal Revenue Code to include the five highest compensated employees for a taxable year other than the chief executive officer, chief financial officer, and the next three most highly compensated executive officers. While deductibility of executive compensation for federal income tax purposes is among the factors we consider when structuring our executive compensation program, we retain the flexibility to provide compensation that may not be deductible if we believe it is in the best interests of the Bank and its shareholders.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Tax Withholding. In the event that the Bank or an affiliate is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may satisfy such obligation by:
i.If cash is payable under an award, deducting from such cash payment the amount needed to satisfy such obligation;
ii.If shares are issuable under an award, then to the extent that the Administrator approves, (A) withholding shares of Common
Stock having a fair market value equal to such obligation, or (B) allowing the participant to elect to (1) have the Bank or an affiliate withhold shares otherwise issuable under the award, (2) tender back shares received in connection with such award, or (3) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld.
However, the amount to be withheld may not exceed the total statutory maximum federal, state, and local tax withholding obligations associated with the transaction to the extent needed for the Bank or an affiliate to avoid an accounting charge; or
iii.Deducting the amount needed to satisfy such obligation from any wages or other payments owed to the participant, requiring such participant to pay the obligation in cash, or making other arrangements satisfactory to us or our affiliate.
New Plan Benefits
The number of awards that will be received by or allocated to eligible employees and non-employee directors under the 2020 Plan is subject to the discretion of the Administrator. As such, the benefits and amounts that will be received or allocated under the 2020 Plan in the future are not determinable at this time.
As of December 31, 2025 the fair market value of a share of Common Stock (the closing price on the NYSE) was $12.59.
Equity Compensation Plan Information
The following table provides information about our equity compensation plans as of December 31, 2025.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING, OPTIONS, WARRANTS, AND RIGHTS (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by security holders	—	—	7,864,135
Equity compensation plans not approved by security holders	—	—	—
Total
VOTE REQUIRED FOR APPROVAL
To be approved, Proposal 4 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the
Annual Meeting and entitled to vote on the Proposal. You may vote “For,” “Against,” or “Abstain” from voting on this Proposal.
Abstentions will have the same effect as a vote against this Proposal and broker non-votes will have no effect on the outcome of this
Proposal.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Information about our Annual Meeting
and Solicitation of Proxies
WHY AM I BEING PROVIDED THIS PROXY STATEMENT?
This proxy statement summarizes information you need to know in order to vote at the 2026 Annual Meeting of Shareholders (the
“Annual Meeting”). The Annual Meeting will be a virtual meeting conducted exclusively via live webcast at
www.virtualshareholdermeeting.com/FLG2026 on June 9, 2026, at 10:00 a.m. Eastern Daylight Time. This proxy statement is being sent to you because the Board of Directors (the “Board of Directors” or “Board”) of the Bank is soliciting your proxy to vote your shares of Common Stock of the Bank (the “Common Stock”) at the Annual Meeting. On or about April 30, 2026, the proxy statement and proxy materials, or a notice advising how to access these documents online, will be sent to shareholders of record as of April 10, 2026. The
2025 Annual Report to Shareholders, which includes the Annual Report on Form 10-K featuring the Bank’s consolidated financial statements for the fiscal year ended December 31, 2025, accompanies this proxy statement.
WHAT IS A PROXY?
A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. One or more of the Bank’s directors will serve as the designated proxy to cast the votes submitted by the Bank’s shareholders at the Annual Meeting.
WHAT IS A PROXY STATEMENT?
It is a document that the Bank is required to give you, or provide you with access to, in accordance with regulations of the
U.S.Securities and Exchange Commission (the “SEC”), when asking you to designate proxies to vote your shares of the Common Stock at a meeting of shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and the rules of the NYSE.
ON WHAT MATTERS ARE THE SHAREHOLDERS OF RECORD VOTING?
The shareholders of record will vote on the following proposals:
Proposal 1: Election of Directors. In Proposal 1, eight director nominees have been recommended for election to the Board of Directors by the Nominating and Corporate Governance Committee of the Board. As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the card, or select the corresponding option in the electronic form, to (i) vote “FOR” each director nominee, (ii) vote “AGAINST” each director nominee, or (iii) “ABSTAIN” from voting on each director nominee. Directors are elected by a majority of the votes cast at the Annual Meeting, meaning that the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” that nominee, with broker non-votes and abstentions not counted as a vote cast either “FOR” or “AGAINST” that nominee.
Proposal 2: Ratification of Auditors. As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the card, or select the corresponding option in the electronic form, to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal.
Approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected will be counted as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Shares underlying broker non-votes will not be counted as present and entitled to vote, and will have no effect on the vote on the matter presented.
Proposal 3: Approval, on a non-binding advisory basis, of the Bank’s Named Executive Officer Compensation. As to the advisory approval of the 2025 Named Executive Officer compensation, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the card, or select the corresponding option in the electronic form, to (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” from voting on the proposal. Approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. In connection with such proposal, shares as to which the “ABSTAIN” box has been selected will be counted as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Shares underlying broker non-votes will not be counted as present and entitled to vote, and will have no effect on the vote on the matter presented. Your vote on Proposal 3 is an advisory vote, which means that the Bank and the Board of Directors are not required to take any action based on the outcome of the vote.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Proposal 4: Approval of an amendment to the Flagstar Bank, N.A., 2020 Omnibus Incentive Plan. As to the approval of an amendment to the Flagstar Bank, N.A., 2020 Omnibus Incentive Plan, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the card or select the corresponding option in the electronic form to (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" from voting on the proposal. Approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. In connection with such proposal, shares as to which the "ABSTAIN" box has been selected will be counted as present and entitled to vote and therefore will have the same effect as a vote against this proposal. Shares underlying broker non-votes will not be counted as present and entitled to vote, and will have no effect on the vote on the matter presented.
As discussed below, under NYSE Rules, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on any non-routine proposal (Proposals 1, 3 and 4) without your specific instructions.
WHO MAY VOTE AND WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?
The close of business on April 10, 2026, has been fixed by the Board of Directors as the Record Date for the determination of shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof.
In order to conduct the Annual Meeting, shareholders of record of at least a majority of the total number of shares of Common Stock entitled to vote must be present in person or by proxy. This is called a quorum. Shareholders who deliver valid proxies or vote in person at the Annual Meeting will be considered part of the quorum. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and for any adjourned Annual Meeting. Abstentions will be counted as being present and entitled to vote for purposes of determining a quorum. Broker “non-votes” are counted as being present and entitled to vote for purposes of determining a quorum only for routine matters. In the event that there are not sufficient shares present for a quorum or votes to approve or ratify any management proposal at the time of the Annual Meeting, the Annual
Meeting may be adjourned in order to permit the further solicitation of proxies.
HOW MANY VOTES DO I HAVE?
The securities that may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below and under the caption “Who may vote and what constitutes a quorum at the annual meeting?” above. There is no cumulative voting for the election of directors (in a cumulative voting system, each shareholder would be entitled to one vote per share multiplied by the number of directors to be elected). The total number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 416,784,450.
HOW DO I VOTE?
A shareholder may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLG2026 and completing a ballot while the polls are open. You will need the control number printed on your proxy card, voting instruction form, or notice. A shareholder may also vote in advance of the Annual Meeting by using a proxy to authorize a proxy to vote on his or her behalf. There are three ways to use a proxy:

Mail: If you received your proxy materials by mail, you may vote by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. You are urged to indicate your votes in the spaces provided on the proxy card.

Internet: You may access the proxy materials on the Internet at www.proxyvote.com and follow the instructions on the proxy card or on the Notice of Internet Availability.
Telephone: You may call toll free at 1-800-690-6903 and follow the instructions on the proxy card or on the Notice of Internet Availability.
The Internet and telephone voting procedures are designed to authenticate shareholders’ identities and allow shareholders to provide their voting instructions and confirm that the instructions have been properly recorded. Specific instructions for shareholders of record who wish to vote their proxies over the Internet or by telephone are set forth on the proxy card for the Annual Meeting.
The Bank encourages shareholders to take advantage of the options to vote using the Internet or by telephone. Voting in this manner will result in cost savings for the Bank.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.
WHEN IS MY VOTE REQUIRED?
The following table indicates the date and times for voting deadlines in connection with the proposals for this year’s annual meeting:

IF YOU ARE:	AND YOU ARE VOTING BY:	YOUR VOTE MUST BE RECEIVED:
A shareholder of record	Mail	Prior to the Meeting Date, no later than June 8, 2026
	Internet, mobile device, or telephone	By 11:59 P.M. ET on June 8, 2026
A street name holder	Mail	Prior to the Meeting Date, no later than June 8, 2026
	Internet, mobile device, or telephone	By 11:59 P.M. ET on June 8, 2026
A participant in Bank Benefit Plans	Internet, mobile device, or telephone	By 11:59 P.M. ET on June 2, 2026
Your vote as a shareholder is important. Please vote as soon as possible to ensure that your vote is recorded.
WHAT IS A BROKER NON-VOTE?
If you hold your shares in “street name” (i.e., through a broker, bank, or other nominee), it is critical that you cast your vote if you want it to count for various proposals. SEC regulations currently prohibit brokers or nominees to vote your uninstructed shares in the election of directors or certain other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors ("Proposal 1"), or with respect to the proposal to approve, on a non-binding advisory basis, the Bank’s named executive officer compensation ("Proposal 3") and the proposal to approve an amendment to the
Flagstar Bank, N.A., Omnibus Incentive Plan ("Proposal 4") no votes will be cast on your behalf with respect to these matters. These uncast “votes” are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Bank’s independent registered public accounting firm ("Proposal 2").
WHAT EFFECT DO BROKER NON-VOTES AND ABSTENTIONS HAVE?
A broker or other nominee may generally vote your shares without instruction on routine matters, but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares, but does not indicate a vote for a particular “non-routine”
proposal (such as Proposals 1 and 3) because your broker does not have your authority to vote on that proposal and has not received specific voting instructions from you.
Broker non-votes are not counted as votes for or against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for a non-routine proposal. However, when a proposal requires the affirmative vote of a percentage of the
Bank’s outstanding shares entitled to vote in order to be approved, a broker non-vote will have the same effect as a vote against the proposal.
If you abstain from voting on Proposals 1, 3 and 4, your vote will be counted as present for determining whether a quorum exists.
Please see the proposals above for the effect that abstentions may have on the voting outcome for that proposal.
WHAT IF I SIGN AND DATE MY PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS?
Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If you are a shareholder of record and do not provide voting directions, signed and dated proxy cards will be voted as follows:
•FOR the election of each of the nominees for director named in this proxy statement;
•FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Bank for
2026;
•FOR approval of the Named Executive Officer compensation; and
•FOR approval of the Amendment to the Flagstar Bank, N.A., Omnibus Incentive Plan.
Other than the matters listed on the attached Notice of 2026 Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. However, execution of a proxy or voting online or by telephone confers on the designated proxy holder discretionary authority to vote the shares represented by the proxy in

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
accordance with his or her best judgment on such other business, if any, which may properly come before the Annual
Meeting or any adjournments thereof, including whether or not to adjourn the meeting.
MAY I REVOKE MY PROXY?
A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Bank, by delivering to the Bank a duly executed proxy bearing a later date, by voting online or by telephone on a later date, or by attending the
Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself constitute revocation of your proxy.
WHO PAYS THE COSTS OF SOLICITING PROXIES?
The cost of the solicitation of proxies on behalf of management will be borne by the Bank. Proxies also may be solicited, personally or by telephone, by directors, officers, and other employees of the Bank, without receipt of additional compensation.
The Bank also will request that persons, firms, and corporations holding shares in their names, or in the names of their nominees that are beneficially owned by others, send proxy materials to, and obtain proxies from, such beneficial owners. The Bank will reimburse such holders for their reasonable expenses in doing so.
If your shares are held in street name, your broker, bank, or other nominee will provide you with instructions that must be followed to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the Internet or by telephone. Please see the instruction form that was provided by your broker or bank with this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form, you will need to contact your broker or bank to do so.
WHAT IS THE ADMISSION POLICY FOR THE ANNUAL MEETING?
Attendance at the Annual Meeting is limited to:
(1) shareholders of record of Common Stock;
(2) beneficial holders of Common Stock; and
(3) authorized representatives of entities who are beneficial holders of Common Stock.
You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FLG2026. To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at 10:00 a.m.,
Eastern Daylight Time. We encourage you to access the virtual meeting prior to the start time. Online check-in will begin at 9:00 a.m.,
Eastern Daylight Time, and you should allow ample time for the check-in procedures.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available beginning at 9:30 a.m.
Eastern Daylight Time on June 9, 2026, and will remain available until the Annual Meeting has ended.
WHO WILL TABULATE VOTES?
Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors. The inspectors of election will not be employed by, or be directors of, the Bank or any of its affiliates.
Benefit Plan Voting
Active employee-participants in the Bank benefit plans who hold Common Stock will receive an e-mail that contains a link to this proxy statement, along with procedures to follow in order to vote the shares of Common Stock credited to each participant’s account under the Bank benefit plans and the shares of Common Stock (if any) held independent of the Bank benefit plans. Retired and inactive employee-participants will receive their proxy materials via U.S. mail. Benefit plan voting instructions will be delivered to the trustee for the Bank benefit plans and the shares will be voted as directed by participants. Shares for which no voting instructions are provided or are not timely received by the Bank will be voted by the trustee for the Bank’s tax-qualified plans holding Common Stock in the same proportion as the voting instructions the trustee receives from other participants or, in the case of the Bank’s equity incentive plans, as directed by the Bank. In addition, active employee-participants in Flagstar benefit plans who hold Common Stock of the Bank through such Flagstar benefit plans will also receive an e-mail that contains a link to this proxy statement and instructions on how to vote such shares of Bank Common Stock. Retired and inactive employee-participants in such Flagstar benefit plans will receive their proxy materials via U.S. mail. Benefit plan voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on June 2, 2026.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth information as to those persons or entities known by management to be beneficial owners of more than
5% of the outstanding shares of Common Stock on the Record Date. Other than those persons or entities listed below, the Bank is not aware of any person or entity or group that beneficially owned more than 5% of the Common Stock as of that date.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Liberty 77 Capital L.P. Liberty Strategic Capital (CEN) Holdings, LLC Liberty 77 Capital Partners L.P. Liberty Capital L.L.C. STM Partners LLC Steven T. Mnuchin 2099 Pennsylvania Ave NW Washington, D.C. 20006	74,999,994(1)	17.99%
RCP Eagle Holdings L.P. RCP Eagle Holdings GP LLC RCP GenPar HoldCo LLC 590 Madison Avenue, 29th Floor New York, NY 10022	35,981,113(2)	8.63%
Hudson Bay Capital Management LP Sander Gerber 290 Harbor Dr. Stamford, CT 06902	34,689,439(3)	8.32%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	33,959,600(4)	8.15%
(1)Based upon information filed in a Schedule 13D/A with the SEC on October 21, 2025 reporting common shares owned and Form 4 dated
January 29, 2026. Not included are 38,506,725 shares of Common Stock issuable pursuant to the terms of Liberty’s 135,000 existing warrants.
(2)Based solely on information filed in a Schedule 13G with the SEC on January 30, 2026.
(3)Based solely on information filed in a Schedule 13G/A with the SEC on May, 14,2025.
(4)Based solely on information filed in a Schedule 13G/A with the SEC on April 17, 2025.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
Additional Information
SHAREHOLDER PROPOSALS
To be considered for inclusion in the Bank’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2027, a shareholder proposal must be received by the Corporate Secretary of the Bank, at 102 Duffy Avenue, Hicksville, NY 11801,
no later than December 31, 2026. If such annual meeting is held on a date more than 30 days from June 9, 2027, a shareholder proposal must be received within a reasonable time before the Bank begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposal will be subject to the proxy rules adopted by the SEC.
PROXY ACCESS NOMINATIONS
Any shareholder (or group of no more than 20 shareholders) meeting the Bank’s continuous ownership requirements set forth in our
Bylaws who wishes to nominate a candidate or candidates for election for up to 20% of our Board and to require the Bank to include such nominee(s) in our 2027 proxy statement, must submit such nomination and request by no earlier than November 26, 2026 nor later than December 26, 2026. The nomination and supporting materials must also comply with the requirements set forth in our Bylaws for inclusion of director nominees in the proxy statement. In addition to the requirements set above, to comply with the universal proxy rules for our 2026 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Bank’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than
April 5, 2027.
NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
Under the Bank’s amended and restated Bylaws, in order for a shareholder proposal or director nomination to be properly brought before an annual meeting of shareholders, any shareholder making such a proposal or nomination must give notice to the Bank’s
Corporate Secretary. To be timely, a shareholder's notice must be delivered to the principal executive offices of the Bank not less than
120 nor more than 150 days prior to the first anniversary of the date of the preceding year’s proxy statement; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
The notice must contain specified information, as set forth in the Bank’s amended and restated Bylaws.
ATTENDANCE AT THE ANNUAL MEETING
The 2026 Annual Meeting of Shareholders will be a virtual meeting conducted exclusively via live webcast at
www.virtualshareholdermeeting.com/FLG2026. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/FLG2026. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:00 a.m., Eastern Daylight Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available beginning at 9:30
a.m. Eastern Daylight Time on June 9, 2026, and will remain available until the meeting has ended.
As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted before or during the Annual Meeting that are pertinent to the Bank and the meeting matters, as time permits. Questions that are substantially similar may be grouped and answered once to avoid repetition and allow time for additional question topics. Shareholder questions related to personal or customer-related matters, which are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.
You will be able to submit written questions prior to the 2026 Annual Meeting through www.proxyvote.com or during the Annual Meeting through the Annual Meeting Website at www.virtualshareholdermeeting.com/FLG2026. You will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials in order to submit questions through these websites. If your

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to submit questions.
OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING
The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the
Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the members of the Proxy Committee to vote the shares represented thereby on such matters in accordance with their best judgment.
Whether or not you intend to be present at the Annual Meeting, you are urged to sign, date, and return your proxy card, or to vote via the Internet or by telephone, promptly. If you are then present and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.
ONLINE DELIVERY OF PROXY AND OTHER MATERIALS
We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to their shareholders on the Internet.
We believe that these rules allow us to provide our shareholders with the information they need to vote at our Annual Meeting, while also reducing the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.
Since April 30, 2026, the proxy materials for the 2026 Annual Meeting (which include the 2025 Annual Report to Shareholders) have been available at the following web site: www.proxyvote.com. Shareholders who wish to receive a printed copy of the proxy materials available on this web site may request copies in any of the following ways: (i) via the Internet, at www.proxyvote.com; (ii) by telephone, at 1-800-579-1639; or (iii) by sending an e-mail to sendmaterial@proxyvote.com. Shareholders who are not eligible to vote at the
Annual Meeting may find our 2025 Annual Report to Shareholders and the Notice of 2026 Annual Meeting of Shareholders and Proxy
Statement on the Investor Relations portion of our Bank's website, https://ir.flagstar.com.
We encourage all of our shareholders who have Internet access to receive future proxy materials online rather than through the U.S.
mail delivery system. By electing to receive our materials electronically, you will be supporting our efforts to reduce expenses and thus add to shareholder value. Other benefits of this service include:
•Receiving shareholder communications, including the Bank's annual report to shareholders and proxy statement, as soon as they are available, thus eliminating the need to wait for them to arrive by mail;
•Enjoying easier access to convenient online voting; and
•Eliminating bulky paper documents from your personal files.
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
The SEC has adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address. This practice is known as “householding.” Householding provides greater convenience to shareholders and saves the Bank money by reducing excess printing costs. You may have been identified as living at the same address as another Bank shareholder. If this is the case, and unless the Bank receives contrary instructions from you, we will continue to
“household” your proxy statement and annual report for the reasons stated above.
If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report has been delivered, and you would like to receive your own copy of this proxy statement and the annual report, you may obtain them electronically from the Investor Relations portion of our website, www.flagstar.com, by selecting “SEC Documents”; by contacting the Investor Relations Department of the Bank by phone (516.683.4420) or by e-mail (ir@flagstar.com); or by writing to the Investor
Relations Department of the Bank and indicating that you are a shareholder at a shared address and would like an additional copy of each document.
If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact
Computershare, Inc. by phone at (866) 293-6077, by mail at P.O. Box 43078, Providence, RI 02940-3078, or online at
www.computershare.com/investor. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank, or other nominee.
If, on the other hand, you are a shareholder of record sharing an address, and are receiving multiple copies of this proxy statement or the annual report, please contact Computershare, Inc. at the number or addresses listed above so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner,

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
but not the recordholder, of Bank shares, and you wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement may include forward‐looking statements by us and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems;
(f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March
2023, and our ability to comply with the heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; (h) the impact of the $1.05 billion capital raise we completed in March 2024; (i) our previously disclosed material weaknesses in internal control over financial reporting; (j) the conversion or exchange of shares of our preferred stock; (k) the payment of dividends on shares of our capital stock, including adjustments to the amount of dividends payable on shares of our preferred stock; (l) the availability of equity and dilution of existing equity holders associated with future equity awards and stock issuances; (m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the 2024 sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business.
Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,”
“forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.
Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates;
changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves;
changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; our ability to achieve the anticipated benefits of the Reorganization; changes in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the impacts of tariffs, sanctions and other trade policies of the United
States and its global trading counterparts; the outcome of federal, state, and local elections and the resulting economic and other impact on the areas in which we conduct business; the impact of changing political conditions or federal government shutdowns; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; our ability to comply with heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; the restructuring of our mortgage business; our ability to recognize anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of our operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with
Flagstar Bancorp, which was completed in December 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management's attention from ongoing business operations and opportunities; the possibility that we may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected.

PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS TO BE VOTED ON	INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES	ADDITIONAL INFORMATION
More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K for the year ended December 31, 2025, and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our securities disclosure filings, which are accessible on our website and at the SEC’s website, www.sec.gov.
A copy of the Bank’s Annual Report on Form 10-K for the year ended December 31, 2025, accompanies this proxy statement.
An additional copy will be furnished without charge to shareholders upon written request to Flagstar Bank, N.A., Investor
Relations Department, 102 Duffy Avenue, Hicksville, New York 11801.

SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
If the shares you held at the record date were held through a Bank benefit plan, the deadline for providing voting instructions via the Internet is 11:59 p.m. Eastern Daylight Time on June 2, 2026.
For all others, the deadline for voting via the Internet is 11:59 p.m. Eastern Daylight Time on June
8, 2026. In either case, please be sure to have your proxy card in hand when you access the website, and follow the instructions provided to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/FLG2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
You may use any touch-tone phone to vote; just be sure to have your proxy card in hand when you call and then follow the instructions provided. Please Note: If the shares you held at the record date were held through a Bank benefit plan, the deadline for voting by phone is 11:59 p.m.
Eastern Daylight Time on June 2, 2026. For all others, the deadline for voting by phone is 11:59
p.m. Eastern Daylight Time on June 8, 2026.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
C/O COMPUTERSHARE
480 WASHINGTON
BOULEVARD
JERSEY CITY, NJ 07310

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83972-P45584

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLAGSTAR BANK, N.A.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Milton Berlinski	☐	☐	☐
1b. Alan Frank	☐	☐	☐
1c. Marshall Lux	☐	☐	☐
1d. Eli H. Miller	☐	☐	☐
1e. Steven T. Mnuchin	☐	☐	☐
1f. Joseph Otting	☐	☐	☐
1g. Allen C. Puwalski	☐	☐	☐
1h. Jennifer R. Whip	☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Flagstar Bank, N.A. in the fiscal year ending December 31, 2026.	☐	☐	☐
3. An advisory vote to approve, on a non-binding basis, compensation of our named executive officers disclosed in the accompanying proxy statement.	☐	☐	☐
4. Approval of an Amendment to the Flagstar Bank, N.A. 2020 Omnibus Incentive Plan.	☐	☐	☐

NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.

Please sign **exactly** as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. **All holders must sign.** If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FLAGSTAR BANK, N.A.
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, June 9, 2026
10:00 am, Eastern Daylight Time
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2025 Form 10-K, are available at
www.proxyvote.com.

V83973-P45584

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

REVOCABLE PROXY
FLAGSTAR BANK, N.A.
ANNUAL MEETING OF SHAREHOLDERS

Except for those shares of Common Stock of the Bank held in the plans defined below, the undersigned hereby appoints the Proxy Committee of the Board of Directors of Flagstar Bank, N.A. (the "Bank"), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Bank which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on June 9, 2026, at 10:00 am, Eastern Daylight Time, virtually at www.virtualshareholdermeeting.com/FLG2026, and at any and all adjournments thereof, as set forth on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. Except as set forth in the following paragraph, if no such direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4, in accordance with the Board of Directors' recommendations.

If you hold shares of Common Stock of the Bank through the Flagstar Bank, N.A. Employee Savings Plan (the "401(k) Plan"), this proxy card covers all shares for which you have the right to give voting instructions to Empower Trust Company, the trustee for the 401(k) Plan (the "Trustee"). This proxy card, when properly executed and dated, will be voted by the Trustee as you direct. If you do not direct the Trustee how to vote the shares of Bank Common Stock credited to the plan account(s) by 11:59 p.m., Eastern Daylight Time, on June 2, 2026, the Trustee will vote the shares held in the 401(k) Plan in the same proportion as the voting instructions it receives from other participants as of that date and time.

If you have been awarded shares of restricted stock under a Flagstar Bank, N.A. equity-based plan your unvested shares are reflected on this proxy card.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE

(Continued, and to be marked, dated, and signed on the reverse side)